Oppenheimer Institutional Money Market Fund

6803 S. Tucson Way, Centennial, Colorado 80112-3924

1.800.645.2028

Statement of Additional Information dated September 26, 2008, revised May 12, 2009

This Statement of Additional Information (“SAI”) is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated September 26, 2008. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above.

Contents                                                                                                                   Page

About the Fund

Additional Information about the Fund’s Investment Policies and Risks                    2

The Fund’s Investment Policies                                                                              2

Other Investment Strategies                                                                                    6

Other Investment Restrictions                                                                                 9

Disclosure of Portfolio Holdings                                                                           11

How the Fund is Managed                                                                                         14

Organization and History                                                                                       14

Board of Trustees and Oversight Committees                                                        15

Trustees and Officers of the Fund                                                                          17

The Manager                                                                                                          29

Brokerage Policies of the Fund                                                                                 32

Service Plan                                                                                                              33

Payments to Fund Intermediaries                                                                               34
Performance of the Fund                                                                                            39

About Your Account

How To Buy Shares                                                                                                  42
How To Sell Shares                                                                                                  45
Dividends and Taxes                                                                                                 46
Additional Information About the Fund                                                                     49

Financial Information About the Fund

Report of Independent Registered Public Accounting Firm                                      50
Financial Statements                                                                                                 51

Appendix A: Ratings Definitions                                                                             A-1

A B O U T T H E F U N D

Additional Information About the Fund’s Investment Policies and Risks

     The investment objective and the principal investment policies of the Fund are described in the Prospectus. This SAI contains supplemental information about those policies and the types of securities that the Fund’s investment adviser, OppenheimerFunds, Inc. (the “Manager”), may select for the Fund. Additional explanations are also provided about the strategies the Fund may use to try to achieve its objective.

The Fund’s Investment Policies. The Fund's objective is to seek current income and stability of principal. The Fund will not make investments with the objective of seeking capital growth. However, the value of the securities held by the Fund may be affected by changes in general interest rates.

Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security would normally decline in value. Conversely, if interest rates decrease after a security is purchased, its value would rise. However, those fluctuations in value will not generally result in realized gains or losses to the Fund, since the Fund does not usually intend to dispose of securities prior to their maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest regardless of the security’s market value fluctuation. At times, however, the Fund may sell securities prior to their maturity, to attempt to take advantage of short-term market variations, or because of a revised credit evaluation of the issuer or for other considerations. The Fund may also do so to generate cash to satisfy redemptions of Fund shares. In such cases, the Fund may realize a capital gain or loss on the security.

|X|     Ratings of Securities -- Portfolio Quality, Maturity and Diversification. Rule 2a-7 of the Investment Company Act of 1940, as amended (the “Investment Company Act”) places restrictions on a money market fund's investments. Under that Rule, the Fund may purchase only those securities that the Manager, under procedures approved by the Fund’s Board of Trustees (the “Board”), has determined have minimal credit risks and are “Eligible Securities.” The rating restrictions described in the Prospectus and this SAI do not apply to banks in which the Fund's cash is kept.

An “Eligible Security” is one that has a remaining maturity of 397 calendar days or less and has been rated in one of the two highest short-term rating categories for short-term debt obligations by any two “nationally recognized statistical rating organizations,” if two such organizations have rated it. The term “nationally recognized statistical rating organization” is defined in Rule 2a-7 and is referred to as a “Rating Organization” in this SAI. If only one Rating Organization has rated that security, it must have been rated in one of the two highest rating categories by that Rating Organization. An unrated security that is judged by the Manager, subject to review by the Fund’s Board, to be of comparable quality to Eligible Securities rated by Rating Organizations may also be an “Eligible Security” under Rule 2a-7.

Rule 2a-7 permits the Fund to purchase any number of “First Tier Securities.” These are Eligible Securities that have been rated in the highest rating category for short-term debt obligations by two Rating Organizations, if two such organizations have rated it. If only one Rating Organization has rated a particular security, it must have been rated in the highest rating category by that Rating Organization. Comparable unrated securities may also be determined to be First Tier Securities.

Under Rule 2a-7, the Fund may invest up to only 5% of its total assets in “Second Tier Securities.” Those are Eligible Securities that are not “First Tier Securities” as described above. In addition, the Fund may not invest more than:

o•     5% of its total assets in the securities of any one issuer (other than U.S. Government Securities, as defined below); provided, however, that the Fund may invest up to 25% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the acquisition thereof; provided, further, that the Fund may not invest in the securities of more than one issuer in accordance with the foregoing proviso at any time; or

o     1% of its total assets or $1 million (whichever is greater) in Second Tier Securities of any one issuer (other than U.S. Government Securities, as defined below).

     Under Rule 2a-7, the Fund must maintain a dollar-weighted average portfolio maturity of not more than 90 days, and any single portfolio investment may not exceed 397 calendar days remaining to maturity. The Board regularly reviews reports from the Manager to show the Manager's compliance with the Fund's procedures and with this Rule.

If a security's credit rating is downgraded, the Manager and/or the Board may have to reassess the security's credit risk. If a security has ceased to be a First Tier Security, the Manager will promptly reassess whether the security continues to present minimal credit risk. If the Manager becomes aware that any Rating Organization has downgraded its rating of a Second Tier Security or rated an unrated security below its second highest rating category, the Fund's Board of Trustees shall promptly reassess whether the security presents minimal credit risk and whether it is in the best interests of the Fund to dispose of it.

If the Fund disposes of the security within five days of the Manager learning of the downgrade, the Manager will provide the Board with subsequent notice of such downgrade. If a security is in default, or ceases to be an Eligible Security, or is determined no longer to present minimal credit risks, the Board must determine whether it would be in the best interests of the Fund to dispose of the security.

     The Rating Organizations currently designated as nationally-recognized statistical rating organizations by the Securities and Exchange Commission (“SEC”) are A.M. Best Company, Inc., Dominion Bond Rating Service Limited, Standard & Poor's (a division of the McGraw-Hill Companies), Moody's Investors Service, Inc., Fitch, Inc., Japan Credit Rating Agency, Ltd., Rating and Investment Information, Inc., Egan-Jones Rating Co., Lace Financial, Inc. and Realpoint LLC. Appendix A to this SAI contains descriptions of the rating categories of some of those Rating Organizations. Ratings at the time of purchase will determine whether securities may be acquired under the restrictions described above.

|X|     Time Deposits and Other Bank Obligations. The types of U.S. “banks” whose securities the Fund may buy include commercial banks, savings banks, and savings and loan associations, which may or may not be members of the Federal Deposit Insurance Corporation. The Fund may also buy securities of “foreign banks” that are:

o     foreign branches of U.S. banks (which may be issuers of “Eurodollar” money market instruments),

o•     U.S. branches and agencies of foreign banks (which may be issuers of “Yankee dollar” money market instruments), or

o•     foreign branches of foreign banks.

The Fund may invest in fixed “time deposits”. These are non-negotiable deposits in a bank for a specified period of time at a stated interest rate. They may or may not be subject to withdrawal penalties. However, the Fund's investments in time deposits that are subject to penalties (other than time deposits maturing in less than 7 days) are subject to the 10% investment limitation for investing in illiquid securities, set forth in “Illiquid and Restricted Securities” in the Prospectus and this SAI.

The Fund may invest in obligations issued by U.S. banks, foreign branches or subsidiaries of U.S. banks or U.S. or foreign branches or subsidiaries of foreign banks. Investment in obligations of foreign branches or subsidiaries of U.S. banks or of foreign banks may involve different risks from the risks of investing in obligations of U.S. banks. Such risks include adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might adversely affect the payment of principal and interest. Generally, the issuers of such obligations are subject to fewer U.S. regulatory requirements than are applicable to U.S. banks. Foreign branches or subsidiaries of U.S. banks and foreign banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the state in which they are located. There may be less publicly available information about a U.S. branch or subsidiary of a foreign bank or a foreign bank than about a U.S. bank, and such branches or subsidiaries or banks may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. banks. Evidence of ownership of obligations of foreign branches or subsidiaries of U.S. banks or of foreign banks may be held outside of the United States and a Fund may be subject to the risks associated with the holding of such property overseas. Any such obligations of a Fund held overseas will be held by foreign branches of the custodian for the Fund’s portfolio securities or by other U.S. or foreign banks under subcustodian arrangements complying with the requirements of the Investment Company Act.

     The Fund will buy bank obligations only from a domestic bank with total assets of at least $2.0 billion or from a foreign bank with total assets of at least $30.0 billion. Those asset requirements apply only at the time the obligations are acquired.

|X|     Asset-Backed Securities. These securities, issued by trusts and special purpose corporations, are backed by pools of assets, primarily automobile and credit-card receivables and home equity loans. They pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement.

     Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower's other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

     The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

■     Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions.

In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. An “approved vendor” may be a U.S. commercial bank, the U.S. branch of a foreign bank, or a broker-dealer which has been designated a primary dealer in government securities; provided however, if a broker dealer is a subsidiary of a U.S. commercial bank or the U.S. branch of a foreign bank, such broker dealer does not need to be designated as a primary dealer in government securities. They must meet the credit requirements set by the Manager from time to time.

     The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund’s limits on holding illiquid investments. There is no limit on the amount of the Fund’s net assets that may be subject to repurchase agreements having maturities of seven days or less.

     Repurchase agreements, considered “loans” under the Investment Company Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral’s value.

The Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Other Investment Strategies

|X|     Floating Rate/Variable Rate Obligations. The Fund may invest in instruments with floating or variable interest rates. The interest rate on a floating rate obligation is based on a stated prevailing market rate, such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, or some other standard. The rate on the investment is adjusted automatically each time the market rate is adjusted. The interest rate on a variable rate obligation is also based on a stated prevailing market rate but is adjusted automatically at a specified interval of not less than one year. Some variable rate or floating rate obligations in which the Fund may invest have a demand feature entitling the holder to demand payment of an amount approximately equal to the amortized cost of the instrument or the principal amount of the instrument plus accrued interest at any time, or at specified intervals not exceeding one year. These notes may or may not be backed by bank letters of credit.

Variable rate demand notes may include master demand notes, which are obligations that permit the Fund to invest fluctuating amounts in a note. The amount may change daily without penalty, pursuant to direct arrangements between the Fund, as the note purchaser, and the issuer of the note. The interest rates on these notes fluctuate from time to time. The issuer of this type of obligation normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the obligation plus accrued interest. The issuer must give a specified number of days' notice to the holders of those obligations. Generally, the changes in the interest rate on those securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations having the same maturity.

Because these types of obligations are direct lending arrangements between the note purchaser and issuer of the note, these instruments generally will not be traded. Generally, there is no established secondary market for these types of obligations, although they are redeemable from the issuer at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem them is dependent on the ability of the note issuer to pay principal and interest on demand. These types of obligations usually are not rated by credit rating agencies. The Fund may invest in obligations that are not rated only if the Manager determines at the time of investment that the obligations are of comparable quality to the other obligations in which the Fund may invest. The Manager, on behalf of the Fund, will monitor the creditworthiness of the issuers of the floating and variable rate obligations in the Fund's portfolio on an ongoing basis.

|X|     U.S. Government Securities. U.S. government securities are obligations issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities. They include Treasury Bills (which mature within one year of the date they are issued) and Treasury Notes and Bonds (which are issued with longer maturities). All Treasury securities are backed by the full faith and credit of the United States.

     U.S. government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“Ginnie Mae”), General Services Administration, Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, the Tennessee Valley Authority and the District of Columbia Armory Board.

Securities issued or guaranteed by U.S. government agencies and instrumentalities are not always backed by the full faith and credit of the United States. Some, such as securities issued by the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”), are backed by the right of the agency or instrumentality to borrow from the Treasury. If the securities are not backed by the full faith and credit of the United States, the purchaser must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment.

Among the U.S. government securities that may be purchased by the Fund are “mortgage-backed securities” issued by Fannie Mae, Ginnie Mae and Freddie Mac. Timely payment of principal and interest on Ginnie Mae pass-through securities is guaranteed by the full faith and credit of the United States. These mortgage-backed securities include “pass-through” securities and “participation certificates.” Both types of securities are similar, in that they represent pools of mortgages that are assembled by a vendor who sells interests in the pool. Payments of principal and interest by individual mortgagors are “passed through” to the holders of the interests in the pool. Another type of mortgage-backed security is the “collateralized mortgage obligation.” It is similar to a conventional bond and is secured by groups of individual mortgages.

■     Investment in Other Investment Companies. The Fund can also invest in the securities of other investment companies, subject to the limits set forth in the Investment Company Act that apply to those types of investments. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company’s expenses, including its advisory and administration expenses. The Fund does not anticipate investing a substantial amount of its net assets in shares of other investment companies.

|X|     Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price.

     Illiquid securities the Fund can buy include issues that may be redeemed only by the issuer upon more than seven days notice or at maturity, repurchase agreements maturing in more than seven days, certain participation interests other than those with puts exercisable within seven days, fixed time deposits subject to withdrawal penalties which mature in more than seven days, and other securities that cannot be sold freely due to legal or contractual restrictions on resale. Contractual restrictions on the resale of illiquid securities might prevent or delay their sale by the Fund at a time when such sale would be desirable.

     A restricted security may have terms that limit its resale to other investors or may require registration under applicable laws before it may be sold publicly. There are restricted securities that are not illiquid that the Fund can buy. They include certain master demand notes redeemable on demand, and short-term corporate debt instruments that are not related to current transactions of the issuer and therefore are not exempt from registration as commercial paper.

■     Loans of Portfolio Securities. The Fund may lend its portfolio securities pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agreement”) with The Goldman Sachs Trust Company, doing business as Goldman Sachs Agency Lending (“Goldman Sachs”), subject to the restrictions stated in the Prospectus. The Fund will lend portfolio securities to attempt to increase its income. Goldman Sachs has agreed, in general, to guarantee the obligations of borrowers to return loaned securities and to be responsible for certain expenses relating to securities lending. Under the Securities Lending Agreement, the Fund’s securities lending procedures and applicable regulatory requirements (which are subject to change), the Fund must receive collateral from the borrower consisting of cash, bank letters of credit or securities of the U.S. government (or its agencies or instrumentalities). On each business day, the amount of collateral that the Fund has received must at least equal the value of the loaned securities. If the Fund receives cash collateral from the borrower, the Fund may invest that cash in certain high quality, short-term investments specified in its securities lending procedures. The Fund will be responsible, for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money in the investment or may fail to earn sufficient income to meet its obligations to the borrower.

The terms of the Fund’s portfolio loans must comply with all the applicable regulations and with the Fund’s Securities Lending Procedures adopted by the Board. The terms of the loans must permit the Fund to recall loaned securities on five business days’ notice and the Fund will seek to recall loaned securities in time to vote on any matter that the Manager determines would have a material effect on the Fund’s investment. The Securities Lending Agreement may be terminated by either Goldman Sachs of the Fund on 30 days’ written notice.

Other Investment Restrictions

|X|     What Are “Fundamental Policies?” Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a “majority” of the Fund's outstanding voting securities. Under the Investment Company Act, a “majority” vote is defined as the vote of the holders of the lesser of:

o•     67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or

o     more than 50% of the outstanding shares.

     The Fund’s investment objective is a fundamental policy. Other policies described in the Prospectus or this SAI are “fundamental” only if they are identified as such. The Fund’s Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this SAI, as appropriate. The Fund's principal investment policies are described in the Prospectus.

|X|     Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund as contemplated by the Investment Company Act. The limitations of the following policies may be changed to the extent that the corresponding provisions of the Act are changed by amendment, exemptive or interpretive relief:

o•     The Fund cannot make any investment inconsistent with the Fund’s classification as a diversified investment company under the Investment Company Act.

•

The Fund cannot invest more than 5% of its total assets in the securities of any issuer (except the U.S. government or its agencies or instrumentalities); provided, however, that the Fund may invest up to 25% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the acquisition thereof; provided, further, that the Fund may not invest in the securities of more than one issuer in accordance with the foregoing proviso at any time .

o•     The Fund cannot invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry or group of related industries (excluding securities issued by the U.S. Government and its agencies and instrumentalities and certain instruments issued by domestic banks).

o•     The Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

o•     The Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

o•     The Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

o•     The Fund may not underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

o     The Fund cannot issue senior securities to the extent such issuance would violate applicable law.

Unless the Prospectus or this SAI states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except in the case of borrowing and investments in illiquid securities). The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

     Certain of the above restrictions apply to the Fund only to the extent required by the Investment Company Act, the rules or regulations thereunder or any exemption therefrom. If the applicable provisions of the Investment Company Act, the rules or regulations or any exemption should change, those restrictions will automatically change to reflect the new requirements. Therefore those fundamental policies may be changed without notice and without a shareholder vote.

     Currently, under the Investment Company Act, a mutual fund may borrow only from banks and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed less all liabilities and indebtedness other than borrowing), except that a fund may borrow up to 5% of its total assets for temporary purposes from any person. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed. In addition, the Investment Company Act requires the Fund to adopt a fundamental policy regarding investments in real estate.  Although the Fund is not expected to invest in real estate, to the extent consistent with the Fund’s investment objective and its policies, the Fund would be permitted to invest in debt securities secured by real estate or interests in real estate, or issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate.  Although unlikely, it is possible that the Fund could, as a result of an investment in debt securities of an issuer, come to hold an interest in real estate if the issuer defaulted on its debt obligations. Presently, under the Investment Company Act a registered mutual fund cannot make any commitment as an underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than ten percent of the outstanding voting securities, exceeds twenty-five percent of the value of its total assets.

■	Does the Fund Have Additional Restrictions That Are Not “Fundamental” Policies?

     The Fund has additional operating policies that are not “fundamental,” and which can be changed by the Board of Trustees without shareholder approval, including the following.

For purposes of the Fund’s policy not to concentrate its investments as described above, the Fund has adopted classifications of industries and groups of related industries. These classifications are not fundamental policies.

Disclosure of Portfolio Holdings. The Fund has adopted policies and procedures concerning the dissemination of information about its portfolio holdings by employees, officers and/or directors of the Manager, Distributor and Transfer Agent. These policies are designed to assure that non-public information about portfolio securities is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund’s investment program or enable third parties to use that information in a manner that is harmful to the Fund.

The Fund’s portfolio holdings, as of the most recent prior close of the New York Stock Exchange (the “NYSE”), are posed on the Fund’s website at www.oppenheimerfunds.com on each business day. Therefore, the Fund’s portfolio holdings are made publicly available no later than one business day after the close of trading on the NYSE on each day on which the NYSE is open. The Fund’s portfolio holdings are also made publicly available no later than 60 days after the close of each of the Fund’s fiscal quarters in its semi-annual report to shareholders, its annual report to shareholders, or its Statements of Investments on Form N-Q. Those documents are publicly available at the SEC.

Until publicly disclosed, the Fund’s portfolio holdings are proprietary, confidential business information. While recognizing the importance of providing Fund shareholders with information about their Fund’s investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative process, the need for transparency must be balanced against the risk that third parties who gain access to the Fund’s portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that portfolio managers are trading on the Fund’s behalf.

The Manager and its subsidiaries and affiliates, employees, officers, and directors, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the Fund’s non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager, and its subsidiaries pursuant to agreements approved by the Fund’s Board shall not be deemed to be “compensation” or “consideration” for these purposes. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of portfolio holdings disclosure policies and procedures adopted by the Fund.

The Fund’s complete portfolio holdings positions may be released to the following categories of entities or individuals on an ongoing basis, provided that such entity or individual either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information or (2) is subject to fiduciary obligations, as a member of the Fund’s Board, or as an employee, officer and/or director of the Manager, Distributor, or Transfer Agent, or their respective legal counsel, not to disclose such information except in conformity with these policies and procedures and not to trade for his/her personal account on the basis of such information:

•	Employees of the Fund’s Manager, Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entity),

•	The Fund’s independent registered public accounting firm,

•	Members of the Fund’s Board and the Board’s legal counsel,

•	The Fund’s custodian bank,

•	A proxy voting service designated by the Fund and its Board,

•	Rating/ranking organizations (such as Lipper and Morningstar),

•	Portfolio pricing services retained by the Manager to provide portfolio security prices, and

•	Dealers, to obtain bids (price quotations if securities are not priced by the Fund’s regular pricing services).

Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2) by the members of the Manager’s Security Valuation Group and Accounting Departments in connection with portfolio pricing or other portfolio evaluation purposes:

•	Brokers and dealers in connection with portfolio transactions (purchases and sales)

•	Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the Fund’s regular pricing services)

•	Dealers to obtain price quotations where the Fund is not identified as the owner.

Portfolio holdings information (which may include information on the Fund’s entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the Manager, Distributor, or Transfer Agent, in the following circumstances:

•

Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,

•	Response to regulatory requests for information (the SEC, Financial Industry Regulatory Authority (“FINRA”), state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes),

•	To potential sub-advisers of portfolios (pursuant to confidentiality agreements),

•	To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements),

•	Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

Portfolio managers and analysts may, subject to the Manager’s policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial intermediary representatives.

The Fund’s shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund’s portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund’s portfolio. In such circumstances, disclosure of the Fund’s portfolio holdings may be made to such shareholders.

Any permitted release of otherwise non-public portfolio holdings information must be in accordance with the Fund’s then-current policy on approved methods for communicating confidential information.

The Chief Compliance Officer (the “CCO”) of the Fund and the Manager, Distributor, and Transfer Agent shall oversee the compliance by the Manager, Distributor, Transfer Agent, and their personnel with these policies and procedures. At least annually, the CCO shall report to the Fund’s Board on such compliance oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the Fund has been made during the preceding year pursuant to these policies. The CCO shall report to the Fund’s Board any material violation of these policies and procedures and shall make recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

The Manager and/or the Fund have entered into ongoing arrangements to make available information about the Fund’s portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

ABG Securities	Fixed Income Securities	Nomura Securities
ABN AMRO	Fortis Securities	Oppenheimer & Co.
AG Edwards	Fox-Pitt, Kelton	Oscar Gruss
Allen & Co	Friedman, Billing, Ramsey	OTA
American Technology Research	Gabelli	Pacific Crest Securities
Auerbach Grayson	Garp Research	Piper Jaffray Inc.
Avondale	Gartner	Portales Partners
Banc of America Securities	George K Baum & Co.	Punk Ziegel & Co
Barra	Goldman Sachs	Raymond James
BB&T	Howard Weil	RBC
Bear Stearns	HSBC	Reuters
Belle Haven	ISI Group	RiskMetrics/ISS
Bloomberg	ITG	Robert W. Baird
BMO Capital Markets	Janco	Roosevelt & Cross
BNP Paribas	Janney Montgomery	Russell
Brean Murray	Jefferies	Sandler O'Neil
Brown Brothers	JMP Securities	Sanford C. Bernstein
Buckingham Research Group	JNK Securities	Scotia Capital Markets
Canaccord Adams	Johnson Rice & Co	Sidoti
Caris & Co.	JP Morgan Securities	Simmons
CIBC World Markets	Kaufman Brothers	Sander Morris Harris
Citigroup Global Markets	Keefe, Bruyette & Woods	Societe Generale
CJS Securities	Keijser Securities	Soleil Securities Group
Cleveland Research	Kempen & Co. USA Inc.	Standard & Poors
Cogent	Kepler Equities/Julius Baer Sec	Stanford Group
Collins Stewart	KeyBanc Capital Markets	State Street Bank
Cowen & Company	Lazard Freres & Co	Stephens, Inc.
Craig-Hallum Capital Group LLC	Leerink Swan	Stifel Nicolaus
Credit Agricole Cheuvreux N.A. Inc.	Lehman Brothers	Stone & Youngberg
Credit Suisse	Loop Capital Markets	Strategas Research
Data Communique	Louise Yamada Tech Research	Sungard
Daiwa Securities	MainFirst Bank AG	Suntrust Robinson Humphrey
Davy	Makinson Cowell US Ltd	SWS Group
Deutsche Bank Securities	McAdmas Wright	Think Equity Partners
Dougherty Markets	Merrill Lynch	Thomas Weisel Partners
Dowling	Miller Tabak	Thomson Financial
Empirical Research	Mizuho Securities	UBS
Enskilda Securities	Moodys Research	Virtusa Corporation
Exane BNP Paribas	Morgan Stanley	Wachovia Securities
Factset	Natexis Bleichroeder	Wedbush
Fidelity Capital Markets	Ned Davis Research Group	Weeden
First Albany	Needham & Co	William Blair

How the Fund Is Managed

Organization and History. The Fund is a diversified, open-end management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in March 2006.

■     Classes of Shares. The Trustees are authorized, without shareholder approval, to create new classes of shares, to reclassify unissued shares into additional classes and to divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights, preemptive rights or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

The Fund currently offers three classes of shares: Class E, Class L and Class P. All share classes invest in the same investment portfolio. Each class of shares:

•	has its own dividends and distributions,

•	pays certain expenses which may be different for the different classes,

•	will generally have different returns,

•	will generally have separate voting rights on matters in which interests of one class are different from interests of another class, and

•	votes as a class on matters that affect that class alone.

Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to a vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

■     Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders, but may hold shareholder meetings from time to time on important matters or when required to do so by the Investment Company Act, or other applicable law. Shareholders have the right, upon a vote or declaration in writing of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund’s Declaration of Trust.

The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund’s shareholder list available to the applicants or mail their communication to all other shareholders at the applicants’ expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund’s outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

■     Shareholder and Trustee Liability. The Fund’s Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund’s obligations. It also provides for indemnification and reimbursement of expenses out of the Fund’s property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a “partner” under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a “partner” of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

The Fund’s contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund’s activities, review its performance, and review the actions of the Manager. The Board has an Audit Committee, a Regulatory & Oversight Committee and a Governance Committee. The Audit Committee and Regulatory & Oversight Committee are comprised solely of Trustees who are not “interested persons” under the Investment Company Act (the “Independent Trustees”).

     During the Fund’s fiscal year ended May 31, 2008, the Audit Committee held 4 meetings, the Regulatory & Oversight Committee held 5 meetings and the Governance Committee held 4 meetings

The members of the Audit Committee are David K. Downes (Chairman), Phillip A. Griffiths, Mary F. Miller, Joseph M. Wikler and Peter I. Wold. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund’s independent registered public accounting firm (also referred to as the “independent Auditors”). Other main functions of the Audit Committee outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund’s independent Auditors regarding the Fund’s internal accounting procedures and controls; (iii) reviewing reports from the Manager’s Internal Audit Department; (iv) maintaining a separate line of communication between the Fund’s independent Auditors and the Independent Trustees; (v) reviewing the independence of the Fund’s independent Auditors; and (vi) pre-approving the provision of any audit or non-audit services by the Fund’s independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager.

The members of the Regulatory & Oversight Committee are Matthew P. Fink (Chairman), David K. Downes, Robert G. Galli, Phillip A. Griffiths, Joel W. Motley and Joseph M. Wikler. The Regulatory & Oversight Committee evaluates and reports to the Board on the Fund’s contractual arrangements, including the Investment Advisory and Distribution Agreements, transfer agency and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law, among other duties as set forth in the Regulatory & Oversight Committee’s Charter.

The members of the Governance Committee are Joel W. Motley (Chairman), Matthew P. Fink, Robert G. Galli, Mary F. Miller, Russell S. Reynolds, Jr. and Peter I. Wold. The Governance Committee reviews the Fund’s governance guidelines, the adequacy of the Fund’s Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund’s governance guidelines, provides the Board with recommendations for voting portfolio securities held by the Fund, and monitors the Fund’s proxy voting, among other duties set forth in the Governance Committee’s Charter.

The Governance Committee’s functions also include the selection and nomination of Trustees, including Independent Trustees for election. The Governance Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new Trustees except for those instances when a shareholder vote is required.

To date, the Governance Committee has been able to identify from its own resources an ample number of qualified candidates. Nonetheless, under the current policy of the Board, if the Board determines that a vacancy exists or is likely to exist on the Board, the Governance Committee will consider candidates for Board membership including those recommended by the Fund's shareholders. The Governance Committee will consider nominees recommended by Independent Board members or recommended by any other Board members including Board members affiliated with the Fund’s Manager. The Governance Committee may, upon Board approval, retain an executive search firm to assist in screening potential candidates. Upon Board approval, the Governance Committee may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, to the attention of the Board of Trustees of Oppenheimer Institutional Money Market Fund, c/o the Secretary of the Fund.

Submissions should, at a minimum, be accompanied by the following: (1) the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an “interested person” as defined in the Investment Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Manager) would be deemed an “interested person” under the Investment Company Act. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an “interested person.”

The Governance Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other Trustees and will contribute to the Board. There are no differences in the manner in which the Governance Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

Trustees and Officers of the Fund. Except for Messrs. Murphy and Reynolds, each of the Trustees is an Independent Trustee. All of the Trustees are also directors or trustees of the following Oppenheimer funds (referred to as “Board I Funds”):

Oppenheimer Absolute Return Fund	Oppenheimer Multi-State Municipal Trust
Oppenheimer AMT-Free Municipals	Oppenheimer Portfolio Series
Oppenheimer AMT-Free New York Municipals	Oppenheimer Real Estate Fund
Oppenheimer Balanced Fund	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Baring China Fund	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Baring Japan Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Baring SMA International Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer California Municipal Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Capital Appreciation Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Developing Markets Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Discovery Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Dividend Growth Fund	Oppenheimer Select Value Fund
Oppenheimer Emerging Growth Fund	Oppenheimer Series Fund, Inc.
Oppenheimer Global Fund	Oppenheimer SMA Core Bond Fund
Oppenheimer Global Opportunities Fund	Oppenheimer SMA International Bond Fund
Oppenheimer Global Value Fund	Oppenheimer Transition 2010 Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Transition 2015 Fund
Oppenheimer International Diversified Fund	Oppenheimer Transition 2020 Fund
Oppenheimer International Growth Fund	Oppenheimer Transition 2025 Fund
Oppenheimer International Small Company Fund	Oppenheimer Transition 2030 Fund
Oppenheimer International Value Fund	Oppenheimer Transition 2040 Fund
Oppenheimer Institutional Money Market Fund	Oppenheimer Transition 2050 Fund
Oppenheimer Limited Term California Municipal Fund	OFI Tremont Core Strategies Hedge Fund
Oppenheimer Master International Value Fund, LLC	Oppenheimer U.S. Government Trust
Oppenheimer Money Market Fund, Inc.

     In addition to being a Board Member of each of the Board I Funds, Messrs. Downes, Galli and Wruble are directors or trustees of ten other portfolios in the Oppenheimer fund complex.

Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor. Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Oppenheimer funds that offer Class Y shares.

Messrs. Edwards, Legg, Murphy, Petersen, Vandehey, Wixted and Zack and Mss. Wolf, Bloomberg, Bullington, Ives and Ruffle, who are officers of the Fund, hold the same offices with one or more of the other Board I Funds. As of September 8, 2008 the Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of any class of shares of the Fund. In addition, none of the Independent Trustees (nor any of their immediate family members) owns securities of either the Manager or the Distributor of the Board I Funds or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

2

Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each Trustee’s beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds (“Supervised Funds”). The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Independent Trustees
Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range Of Shares Beneficially Owned in Supervised Funds
As of December 31, 2007
Brian F. Wruble, Chairman of the Board of Trustees since 2007, Trustee since 2006, Age: 65

General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Member of Zurich Financial Investment Management Advisory Council (insurance) (2004-2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 64 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
David K. Downes, Trustee since 2007 Age: 68

Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trusts (since January 2006); President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Matthew P. Fink, Trustee since 2006 Age: 67

Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 54 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Robert G. Galli, Trustee since 2006 Age: 75	A director or trustee of other Oppenheimer funds. Oversees 64 portfolios in the OppenheimerFunds complex.	None	Over $100,000
Phillip A. Griffiths, Trustee since 2006 Age: 69

Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision medical equipment supplier) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 5 4 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Mary F. Miller, Trustee since 2006 Age: 6 5

Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Joel W. Motley, Trustee since 2006 Age: 56

Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advis or) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advis or) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 5 4 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Joseph M. Wikler, Trustee since 2006 Age: 67

Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Director of Lakes Environmental Association (environmental protection organization) (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 54 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Peter I. Wold, Trustee since 2006 A ge: 60

President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and production) (1996 - 2006); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 54 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Mary Ann Tynan, Trustee since 2008 Age: 63

Vice Chair of Board of Trustees of Brigham and Woman’s Hospital (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Member of Capital Campaign Committee of Island Medical Center (medical facility) (2006-2008); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 54 portfolios in the OppenheimerFunds complex.

		None*	None*

     *Ms. Tynan joined the Board of Trustees of the Fund on October 1, 2008.

The address of Mr. Reynolds is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Mr. Reynolds serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Reynolds is an “Interested Trustee” because of a potential consulting relationship between RSR Partners, which Mr. Reynolds may be deemed to control, and the Manager.

Interested Trustee
Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen	Dollar Range of Shares Beneficially Owned in the Fund,	Aggregate Dollar Range Of Shares Beneficially Owned in All Supervised Funds
		As of December 31, 2007
Russell S. Reynolds, Jr., Trustee since 2006 Age: 77	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969-March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.	$0	Over $100,000

Mr. Murphy is an “Interested Trustee” because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an officer for an indefinite term, or until his resignation, retirement, death or removal.

Interested Trustee and Officer
Name, Position(s) Held with Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range Of Shares Beneficially Owned in Supervised Funds
As of December 31, 2007
John V. Murphy, President and Principal Executive Officer since 2006 and Trustee since 2006 Age: 59

Chairman, Chief Executive Officer and Director of the Manager since June 2001; President of the Manager (September 2000-March 2007); President and a director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 1, 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Member of the Investment Company Institute’s Board of Governors (since October 3, 2003); Chairman of the Investment Company Institute’s Board of Governors (sine October 2007). Oversees 103 portfolios in the OppenheimerFunds complex.

	None	Over $100,000

The addresses of the officers in the chart below are as follows: for Messrs. Edwards and Zack and Mss. Bloomberg and Ruffle, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Legg, Petersen, Vandehey and Wixted and Mss. Bullington,Ives and Wolf, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Other Officers of the Fund
Name, Position(s) Held with Fund, Length of Service, Age	Principal Occupation(s) During Past 5 Years
Carol E. Wolf, Vice President and Portfolio Manager since 2006 Age: 56

Senior Vice President of the Manager (since June 2000) and of HarbourView Asset Management Corporation (since June 2003); an officer of 9 portfolios in the OppenheimerFunds complex. Formerly Vice President of the Manager (June 1990-June 2000).

Mark S. Vandehey, Vice President and Chief Compliance Officer since 2006 Age: 58

Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (Since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. ( since June 1983). Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer since 2006 Age: 48

Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999),Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian Petersen, Assistant Treasurer since 2006 Age: 38

Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002). An officer of 103 portfolios in the OppenheimerFunds complex.

Stephanie Bullington, Assistant Treasurer since 2008 Age: 31

Assistant Vice President of the Manager (since October 2005); Assistant Vice President of ButterField Fund Services (Bermuda) Limited, part of The Bank of N.T. Butterfield & Son Limited (Butterfield) (February 2004-June 2005; Fund Accounting Officer of Butterfield Fund Services (Bermuda) Limited (September 2003-February 2004. An officer of 105 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary since 2006 Age: 60

Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Kathleen T. Ives, Assistant Secretary since 2006 Age: 42

Vice President (since June 1998); Deputy General Counsel (since May 2008) and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Senior Counsel of the Manager (October 2003-May 2008). An officer of 103 portfolios in the OppenheimerFunds complex.

Lisa I. Bloomberg, Assistant Secretary since 2006 Age: 40

Vice President (since May 2004) and Deputy General Counsel (since May 200 8) of the Manager; Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services Inc. (formerly, PaineWebber Incorporated). An officer of 103 portfolios in the OppenheimerFunds complex.

Taylor V. Edwards, Assistant Secretary since 2008 Age : 41

Vice President and Assistant Counsel of the Manager (since February 2007); Assistant Vice President and Assistant Counsel of the Manager (January 2006-January 2007); Formerly an Associate at Dechert LLP (September 2000-December 2005). An officer of 105 portfolios in the OppenheimerFunds complex.

Randy G. Legg, Assistant Secretary since 2008 Age : 43

Vice President (since June 2005) and Associate Counsel (since January 2007) of the Manager; Assistant Vice President (February 2004-June 2005 and Assistant Counsel (February 2004-January 2007) of the Manager. An officer of 105 portfolios in the OppenheimerFunds complex.

Adrienne M. Ruffle, Assistant Secretary since 2008 Age : 31

Vice President (since February 2007) and Assistant Counsel (since February 2005) of the Manager; Assistant Vice President of the Manager (February 2005-February 2007); Associate (September 2002-February 2005) at Sidley Austin LLP. An officer of 105 portfolios in the OppenheimerFunds complex.

Remuneration of the Officers and Trustees. The officers and the interested Trustee of the Fund, who are affiliated with the Manager, receive no salary or fee from the Fund. The Independent Trustees’ and Mr. Reynolds’ compensation from the Fund, shown below, is for serving as a Trustee and member of a committee (if applicable), with respect to the Fund’s fiscal year ended May 31, 2008. The total compensation from the Fund and fund complex represents compensation for serving as a Trustee and member of a committee (if applicable) of the Boards of the Fund and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2007.

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From the Fund and Fund Complex
	Fiscal year endedMay 31, 200 8				Year ended December 31, 2007
Brian F. Wruble(3) Chairman of the Board	$12,813 (4)	N/A	$65,868(5)	$335,190 (6)
David K. Downes(7) Audit Committee Chairman and Regulatory & Oversight Committee Member	$8.540	N/A	$26,112(8)	$180,587(9)
Matthew P. Fink Regulatory & Oversight Committee Chairman and Governance Committee Member	$9,801	N/A	$10,004(10)	$154,368
Robert G. Galli Regulatory & Oversight Committee Member and Governance Committee Member	$11,791	N/A	$137,599(11)	$330,533 (12)
Phillip A. Griffiths Audit Committee Chairman and Regulatory & Oversight Committee Member	$11,722(13)	N/A	$51,621(14)	$198,211
Mary F. Miller Audit Committee Member and Governance Committee Member	$9,567(15)	N/A	$13,201(14)	$152,698
Joel W. Motley Governance Committee Chairman and Regulatory & Oversight Committee Member	$10,107(1[6] )	N/A	$32,741(14)	$171,223
Kenneth A. Randall(17)	$679	N/A	$96,401(18)	$117,520
Russell S. Reynolds, Jr. Governance Committee Member	$5,567	N/A	$77,288(17)	$153,530
Mary Ann Tynan(21)	N/A	N/A	N/A	N/A
Joseph M. Wikler Audit Committee Member and Regulatory & Oversight Committee Member	$9,567(19)	N/A	$28,814(14)	$150,770
Peter I. Wold Audit Committee Member and Governance Committee Member	$9,567(20)	N/A	$28,814(14)	$150,770
1.	“Aggregate Compensation From the Fund” includes fees and amounts deferred under the “Compensation Deferral Plan” (described below) , if any.

2.

“Estimated Annual Benefits Upon Retirement” is based on a straight life payment election with the assumption that a Trustee would retire at the age of 75 and would have been eligible to receive retirement plan benefits with respect to certain Board I Funds, and in the case of Messrs. Downes, Galli and Wruble, with respect to ten other Oppenheimer funds that are not Board I Funds (the “Non-Board I Funds”). The Board I Funds’ retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant, as described below. A similar plan with respect to the Non-Board I Funds is being frozen effective December 31, 2007.

3.	Mr. Wruble became Chairman of the Board I Funds on December 21, 2006.

4.	Includes $12,813 deferred by Mr. Wruble under the Compensation Deferral Plan.

5.	In lieu of receiving an estimated annual benefit amount of $7,374 for his service as a director or trustee to the Board I Funds, Mr. Wruble elected to have an actuarially equivalent lump sum amount contributed to his Compensation Deferral Plan account subsequent to the freezing of the Board I Funds’ retirement plan. The amount set forth in the table above also includes $57,619 for estimated annual benefits for serving as a director or trustee of 10 other Oppenheimer funds that are not the Non-Board I Funds. In lieu of receiving that estimated annual benefit, Mr. Wruble has elected to have an actuarially equivalent lump sum distributed to the Compensation Deferral Plan subsequent to the freezing of the Non-Board I Funds on August 1, 2007, which was subsequent to the freezing of the Board I Funds’ retirement plan.

6.	Includes $140,000 paid to Mr. Wruble for serving as a director or trustee of Non-Board I Funds.

7.	Mr. Downes was appointed as Trustee of the Board I Funds on August 1, 2007, which was subsequent to the freezing of the Board I Funds’ retirement plan.

8.

This amount represents the estimated benefits that would be payable to Mr. Downes for serving as a director or trustee of the Non-Board I Funds. In lieu of receiving this estimated annual benefit, Mr. Downes has elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Non-Board I Funds’ retirement plan.

9.	Includes $155,000 paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds.

10.	In lieu of receiving an estimated annual benefit for his service as a director or trustee to the Board I Funds, Mr. Fink elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Board I Funds’ retirement plan..

11.	In lieu of receiving an estimated annual benefit amount of $62,085 for his service as a director or trustee to the Board I Funds, Mr. Galli elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Board I Funds’ retirement plan. The amount set forth in the table above also includes $75,514 for estimated annual benefits for serving as a director or trustee of the Non-Board I Funds. Mr. Galli has elected to receive this annual benefit in an annuity.

12.	Includes $140,000 paid to Mr. Galli for serving as a director or trustee of the Non-Board I Funds.

13.	Includes $9,788 deferred by Mr. Griffiths under the Compensation Deferral Plan.

14.	In lieu of receiving an estimated annual benefit for service as a director or trustee to the Board I Funds, this Trustee elected to have an actuarially equivalent lump sum amount contributed to his or her Compensation Deferral Plan account subsequent to the freezing of the Board I Funds’ retirement plan.

15.	Includes $4,335 deferred by Ms. Miller under the Compensation Deferral Plan.

16.	Includes $1,271 deferred by Mr. Motley under the Compensation Deferral Plan.

17.	Mr. Randall retired from the Boards of the Board I Funds effective June 30, 2007 .

18.	At retirement, Mr. Randall elected to receive the alternative benefit payment based on a joint and survivor factor, which resulted in a lower annual payment than the amount indicated here.

19.	Includes $4,784 deferred by Mr. Wikler under the Compensation Deferral Plan.

20.	Includes $9,567 deferred by Mr. Wold under the Compensation Deferral Plan.

21.	Ms. Tynan joined the Board of Trustees of the Fund on October 1, 2008.

■     Retirement Plan for Trustees. The Board I Fund s has adopted a retirement plan that provides for payments to retired Independent Trustees. Payments are up to 80% of the average compensation paid during a Trustee’s five years of service in which the highest compensation was received. A Trustee must serve as director or trustee for any of the Board I Funds for at least seven years to be eligible for retirement plan benefits and must serve for at least 15 years to be eligible for the maximum benefit. The Board has frozen the retirement plan with respect to new accruals as of December 31, 2006 (the “Freeze Date”). Retirees as of the Freeze Date will continue to receive benefits under the previous terms of the Plan. Each Trustee continuing to serve on the Board of any of the Board I Funds after the Freeze Date (each such Trustee a “Continuing Board Member” ) may elect to have his accrued benefit as of that date (i.e., an amount equivalent to the actuarial present value of his benefit under the retirement plan as of the Freeze Date) (i) paid at once or over time, (ii) rolled into the Compensation Deferral Plan described below, or (iii) in the case of Continuing Board Members having at least 7 years of service as of the Freeze Date paid in the form of an annual benefit or joint and survivor annual benefit. The Board determined to freeze the retirement plan after considering a recent trend among corporate boards of directors to forego retirement plan payments in favor of current compensation.

■     Compensation Deferral Plan. The Board of Trustees has adopted a Compensation Deferral Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from certain Board I Funds. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer Funds selected by the Trustees. The amount paid to the Trustee under the plan will be determined based upon the amount of compensation deferred and the performance of the selected funds.

Deferral of the Trustees’ fees under the plan will not materially affect the Fund’s assets, liabilities or net income per share. The plan will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, a fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee’s deferred compensation account.

     |X|     Major Shareholders. As of September 8, 2008, the only persons or entities who owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund’s outstanding shares were:

          Oppenheimer Strategic Income Fund, Attn: FPRA Trade Settle (2-FA), 6803 South Tucson Way, Centennial, CO 80112-3924, which owned 1,054,246,920.87 Class E shares (representing 20.68% of the Fund’s outstanding Class E shares).

     Oppenheimer International Bond Fund, Attn: FPA Trade Settle (20FA), 6803 South Tucson Way, Centennial, CO 80112-3924, which owned 790,615,539.65 Class E shares (representing 15.51% of the Fund’s outstanding Class E shares).

     Oppenheimer Quest Opportunity Value Fund, Attn: FPA Trade Settle (2-FA), 6803 South Tucson Way, Centennial, CO 80112-3924, which owned 692,215,051.60 Class E shares (representing 13.58% of the Fund’s Class E shares then outstanding).

     Oppenheimer Strategic Bond Fund/VA, Attn: FPA Trade Settle (2-FA), 6803 South Tucson Way, Centennial, CO 80112-3924 which owned 573,770,704.06 Class E shares (representing 11.26% of the Fund’s Class E shares then outstanding).

     Oppenheimer Developing Markets Fund, Attn: FPA Trade Settle (2-FA), 6803 South Tucson Way, Centennial, CO 80112-3924, which owned 391,339,410.01 Class E shares (representing 7.68% of the Fund’s Class E shares then outstanding).

     OppenheimerFunds, Inc., 6803 South Tucson Way, Centennial, CO 80112-3924, which owned 260,150,301.60 Class E shares (representing 5.10% of the Fund’s Class E shares then outstanding).

     Mellon Bank, One Mellon Center, Suite 400, Pittsburgh, PA 15258, which owned 1,312,382,808.62 Class L shares (representing 78.81% of the Fund’s Class L shares then outstanding).

     Hare and Co, FBO Proprietary, 111 Sanders Creek Parkway, East Syracuse, NY 13057, which owned 205,406,000.00 Class P shares (representing 91.22% of the Fund’s Class P shares then outstanding).

     Bijan Nassi, 60 East 11th Street, New York, NY 10003, which owned 11,516,080.45 Class P shares (representing 5.11% of the Fund’s Class P shares then outstanding).

|X|     Control Persons. The Oppenheimer funds, the Manager and their affiliates may invest in shares of the Fund. The Oppenheimer funds, the Manager and their affiliates will invest in Class E shares of the Fund and will hold 100% of the shares of that Class. Those investments by the Oppenheimer funds may, from time to time, represent more than 25% of the outstanding voting securities of the Fund. A withdrawal of the investment of an Oppenheimer fund, the Manager or their affiliates could adversely affect the expense ratio for Class E shares and/or lead to an increase in the Fund’s portfolio turnover. In the event that any matter is submitted to a vote of the Fund's shareholders, each of the Oppenheimer funds, the Manager and their affiliates have undertaken to vote their securities in the same proportion as the shares of other Fund shareholders, except on matters pertaining only to Class E shares. To the extent there is a vote specific to only Class E shareholders, the Oppenheimer funds, the Manager and their affiliates will vote in the best interests of the shareholders of that class. The Oppenheimer funds are each organized in either the state of Maryland or the Commonwealth of Massachusetts and the Manager is organized in the state of Colorado.

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

■

Code of Ethics. The Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund’s portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

     The Fund does not have a Code of Ethics since it is a money market fund.

|X|     The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund’s portfolio and handles its day-to-day business. The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

The Fund pays expenses not expressly assumed by the Manager under the investment advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based on the relative proportion of the Fund’s net assets represented by that class. The management fees paid by the Fund to the Manager for its fiscal periods ended May 31, 2007 and 2008, are listed below.

Fiscal Period ended 5/31:	Management Fee Paid to OppenheimerFunds, Inc.
2007	$2,381,526
2008	$5,908,340

The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains in connection with matters to which the agreement relates.

The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name “Oppenheimer” in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the right of the Fund to use the name “Oppenheimer” as part of its name may be withdrawn.

Pending Litigation. During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain other mutual funds ("Defendant Funds") advised by the Manager and distributed by the Distributor. The complaints naming the Defendant Funds also name certain officers and trustees and former trustees of the respective Defendant Fund. The plaintiffs are seeking class action status on behalf of those who purchased shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws to the effect that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund's investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses.

     A complaint brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust alleges a variety of claims, including breach of contract, breach of fiduciary duty, negligence and violation of state securities laws. Plaintiffs seek compensatory damages, equitable relief and an award of attorneys' fees and litigation expenses.

Other complaints have been filed in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates, regarding the alleged investment fraud perpetrated by Bernard Madoff and his firm ("Madoff"). Those lawsuits, in 2008 and 2009, allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.

The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds' Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the individual independent Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.

Portfolio Manager. The Fund’s portfolio is managed by Carol E. Wolf (the “Portfolio Manager”). She is the person who is responsible for the day-to-day management of the Fund’s investments.

     |X|     Other Accounts Managed. In addition to managing the Fund’s investment portfolio, Ms. Wolf also manages other investment portfolios and other accounts on behalf of the Manager or its affiliates. The following table provides information regarding the other portfolios and accounts managed by Ms. Wolf as of May 31, 2008. No account has a performance-based advisory fee:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed	Other Accounts Managed	Total Assets in Other Accounts Managed[2]
Carol E. Wolf	8	$19,411	None	None	None	None

1.     In millions.
2.     Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

As indicated above, the Portfolio Manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment strategies of the other fund or account are the same as, or different from, the Fund’s investment objectives and strategies. For example, the Portfolio Manager may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or she may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager’s fiduciary obligations to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Fund’s Portfolio Manager may manage other funds or accounts with investment objectives and strategies that are similar to those of the Fund, or may manage funds or accounts with investment objectives and strategies that are different from those of the Fund.

■     Compensation of the Portfolio Manager. The Fund’s Portfolio Manager is employed and compensated by the Manager, not the Fund. Under the Manager’s compensation program for its portfolio managers and portfolio analysts, Fund performance is the most important element of compensation with half of annual cash compensation based on relative investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers’ and analysts’ interests with the success of the funds and accounts and their shareholders. The Manager’s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of May 31, 2008, the Portfolio Manager’s compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager’s holding company parent. Senior portfolio managers may also be eligible to participate in the Manager’s deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. The majority (80%) is based on three and five year data, with longer periods weighted more heavily. Below median performance in all three periods results in an extremely low, and in some cases no, performance based bonus. The benchmark with respect to the Fund is iMoneyNet First Tier Institutional Money Market Funds. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Manager’s compensation is not based on the total value of the Fund’s portfolio assets, although the Fund’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the Portfolio Manager. The compensation structure of the other funds and accounts managed by the Portfolio Manager is the same as the compensation structure of the Fund, described above.

Ownership of Fund Shares. As of May 31, 2008, the Portfolio Manager did not beneficially own any shares of the Fund.

Brokerage Policies of the Fund

|X|      Portfolio Transactions. Portfolio decisions are based upon the recommendations and judgment of the Manager subject to the overall authority of the Board of Trustees. Most purchases made by the Fund are principal transactions at net prices, so the Fund incurs little or no brokerage costs. The Fund deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked prices.

The Fund seeks to obtain prompt execution of orders at the most favorable net price. If broker/dealers are used for portfolio transactions, transactions may be directed to brokers for their execution and research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. Investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Investment research services may be supplied to the Manager by a third party at the instance of a broker through which trades are placed. It may include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase.

The Fund's policy of investing in short-term debt securities with maturity of less than one year results in high portfolio turnover and may increase the Fund’s transaction costs. However, since brokerage commissions, if any, are small, high turnover does not have an appreciable adverse effect upon the income of the Fund. There were no commissions paid during the fiscal year ended May 31, 2008.

Service Plan

The Distributor. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc., a subsidiary of the Manager, acts as the Fund’s principal underwriter and Distributor in the continuous public offering of the Fund’s shares. The Distributor is not obligated to sell a specific number of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders.

Service Plan. The Fund has adopted a Service Plan for Class P shares under Rule 12b-1 of the Investment Company Act. Under that plan the Fund pays the Distributor for all or a portion of its costs incurred in connection with the servicing of the shares of Class P. The plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees1, cast in person at a meeting called for the purpose of voting on that plan.

     Under the plan, the Manager and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing administrative services or that otherwise promote sales of the Fund’s shares. These payments, some of which may be referred to as “revenue sharing,” may relate to the Fund’s inclusion on a financial intermediary’s preferred list of funds offered to its clients.

     Unless the plan is terminated as described below, the plan continues in effect from year to year but only if the Fund’s Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. The plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the Investment Company Act) of the outstanding shares of that class.

     The Board of Trustees and the Independent Trustees must approve all material amendments to the plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment.

     While the plan is in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

     The plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not “interested persons” of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

Under the plan for Class P, no payment will be made to any recipient in any period in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees.

■

Class P Service Plan Fees. Under the Class P service plan, the Distributor uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as “recipients”) for personal services and account maintenance services they provide for their customers who hold Class P shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund’s investment plans available and providing other services at the request of the Fund or the Distributor. The Class P service plan permits reimbursements to the Distributor at a rate of up to 0.25 % of average annual net assets of Class P shares. The Board has set the rate at that level. The Distributor does not receive or retain the service fee on Class P shares in accounts for which the Distributor has been listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to recipients at an annual rate not to exceed 0.25 % of the average annual net assets consisting of Class P shares held in the accounts of the recipients or their customers.

     For the fiscal year ended May 31, 2008, payments under the Class P Plan totaled $211, all of which was paid by the Distributor to recipients. Any unreimbursed expenses the Distributor incurs with respect to Class P shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class P plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead. All payments under the Class P plan are subject to the limitation imposed by the Conduct Rules of FINRA on payments of asset based sales charges and service fees.

Payments to Fund Intermediaries

Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of 12b-1 plan payments as described in the preceding section of this SAI. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the clients of the financial intermediary, also as described in this SAI. Additionally, the Manager and/or the Distributor (including their affiliates) may make payments to financial intermediaries in connection with their offering and selling shares of the Fund and other Oppenheimer funds, providing marketing or promotional support, transaction processing and/or administrative services. Among the financial intermediaries that may receive these payments are brokers and dealers who sell and/or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan and qualified tuition program administrators, third party administrators, and other institutions that have selling, servicing or similar arrangements with the Manager or Distributor. The payments to intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

Possible types of payments to financial intermediaries include, without limitation, those discussed below.

•	Payments made by the Fund, or by an investor buying or selling shares of the Fund may include:

•

ongoing asset-based payments attributable to the share class selected, including fees payable under the Fund’s distribution and/or service plans adopted under Rule 12b-1 under the Investment Company Act, which are paid from the Fund’s assets and allocated to the class of shares to which the plan relates (see "About the Fund -- Service Plans" above);

•

shareholder servicing payments for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services, including retirement plan and 529 plan administrative services fees, which are paid from the assets of a Fund as reimbursement to the Manager or Distributor for expenses they incur on behalf of the Fund;

•

Payments made by the Manager or Distributor out of their respective resources and assets, which may include profits the Manager derives from investment advisory fees paid by the Fund. These payments are made at the discretion of the Manager and/or the Distributor. These payments, often referred to as “ revenue sharing” payments, may be in addition to the payments by the Fund listed above.

•

These types of payments may reflect compensation for marketing support, support provided in offering the Fund or other Oppenheimer funds through certain trading platforms and programs, transaction processing or other services;

•	The Manager and Distributor each may also pay other compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as FINRA. Payments are made based on the guidelines established by the Manager and Distributor, subject to applicable law.

These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund’s Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the execution of the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, a financial intermediary's sales of shares of the Fund or such other Oppenheimer funds is not a consideration for the Manager when choosing brokers or dealers to effect portfolio transactions for the Fund or such other Oppenheimer funds.

Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation,

•	transactional support, one-time charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary’s networking fees;

•	program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund “supermarkets”, bank or trust company products or insurance companies’ variable annuity or variable life insurance products;

•	placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary’s sales meetings, sales representatives and management representatives.

Additionally, the Manager or Distributor may make payments for firm support, such as business planning assistance, advertising, and educating a financial intermediary’s sales personnel about the Oppenheimer funds and shareholder financial planning needs.

     For the year ended December 31, 2007, the following financial intermediaries and/or their respective affiliates that offered shares of the Oppenheimer funds received revenue sharing or similar distribution-related payments from the Manager or the Distributor for marketing or program support:

1st Global Capital Company	Legend Equities Corporation
Advantage Capital Corporation	Lincoln Benefit National Life
Aegon USA	Lincoln Financial Advisors Corporation
Aetna Life Insurance & Annuity Company	Lincoln Investment Planning, Inc.
AG Edwards & Sons, Inc.	Linsco Private Ledger Financial
AIG Financial Advisors	Massachusetts Mutual Life Insurance Company
AIG Life Variable Annuity	McDonald Investments, Inc.
Allianz Life Insurance Company	Merrill Lynch Pierce Fenner & Smith, Inc.
Allmerica Financial Life Insurance & Annuity Company	Merrill Lynch Insurance Group
Allstate Life Insurance Company	MetLife Investors Insurance Company
American Enterprise Life Insurance	MetLife Securities, Inc.
American General Annuity Insurance	Minnesota Life Insurance Company
American Portfolios Financial Services, Inc.	MML Investor Services, Inc.
Ameriprise Financial Services, Inc.	Mony Life Insurance Company
Ameritas Life Insurance Company	Morgan Stanley & Company, Inc.
Annuity Investors Life Insurance Company	Multi-Financial Securities Corporation
Associated Securities Corporation	Mutual Service Corporation
AXA Advisors LLC	NFP Securities, Inc.
AXA Equitable Life Insurance Company	Nathan & Lewis Securities, Inc.
Banc One Securities Corporation	National Planning Corporation
Cadaret Grant & Company, Inc.	Nationwide Financial Services, Inc.
CCO Investment Services Corporation	New England Securities Corporation
Charles Schwab & Company, Inc.	New York Life Insurance & Annuity Company
Chase Investment Services Corporation	Oppenheimer & Company
Citicorp Investment Services, Inc.	PFS Investments, Inc.
Citigroup Global Markets Inc.	Park Avenue Securities LLC
CitiStreet Advisors LLC	Phoenix Life Insurance Company
Citizen's Bank of Rhode Island	Plan Member Securities
Columbus Life Insurance Company	Prime Capital Services, Inc.
Commonwealth Financial Network	Primevest Financial Services, Inc.
Compass Group Investment Advisors	Protective Life Insurance Company
CUNA Brokerage Services, Inc.	Prudential Investment Management Services LLC
CUSO Financial Services, LLP	Raymond James & Associates, Inc.
E*TRADE Clearing LLC	Raymond James Financial Services, Inc.
Edward Jones	RBC Dain Rauscher Inc.
Essex National Securities, Inc.	Royal Alliance Associates, Inc.
Federal Kemper Life Assurance Company	Securities America, Inc.
Financial Network	Security Benefit Life Insurance Company
Financial Services Corporation	Security First-Metlife Investors Insurance Company
GE Financial Assurance	SII Investments, Inc.
GE Life & Annuity	Signator Investors, Inc.
Genworth Financial, Inc.	Sorrento Pacific Financial LLC
GlenBrook Life & Annuity Company	Sun Life Assurance Company of Canada
Great West Life & Annuity Company	Sun Life Insurance & Annuity Company of New York
GWFS Equities, Inc.	Sun Life Annuity Company Ltd.
Hartford Life Insurance Company	SunTrust Bank
HD Vest Investment Services, Inc.	SunTrust Securities, Inc.
Hewitt Associates LLC	Thrivent Financial Services, Inc.
IFMG Securities, Inc.	Towers Square Securities, Inc.
ING Financial Advisers LLC	Travelers Life & Annuity Company
ING Financial Partners, Inc.	UBS Financial Services, Inc.
Invest Financial Corporation	Union Central Life Insurance Company
Investment Centers of America, Inc.	United Planners Financial Services of America
Jefferson Pilot Life Insurance Company	Wachovia Securities, Inc.
Jefferson Pilot Securities Corporation	Walnut Street Securities, Inc.
John Hancock Life Insurance Company	Waterstone Financial Group
JP Morgan Securities, Inc.	Wells Fargo Investments
Kemper Investors Life Insurance Company	Wescom Financial Services

     For the year ended December 31, 2007, the following firms, which in some cases are broker-dealers, received payments from the Manager or Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

1st Global Capital Co.	Lincoln Investment Planning, Inc.
AG Edwards	Lincoln National Life Insurance Co.
ACS HR Solutions	Linsco Private Ledger Financial
ADP	Massachusetts Mutual Life Insurance Company
AETNA Life Ins & Annuity Co.	Matrix Settlement & Clearance Services
Alliance Benefit Group	McDonald Investments, Inc.
American Enterprise Investments	Mercer HR Services
American Express Retirement Service	Merrill Lynch
American United Life Insurance Co.	Mesirow Financial, Inc.
Ameriprise Financial Services, Inc.	MetLife
Ameritrade, Inc.	MFS Investment Management
AMG (Administrative Management Group)	Mid Atlantic Capital Co.
AST (American Stock & Transfer)	Milliman USA
AXA Advisors	Morgan Keegan & Co, Inc.
Bear Stearns Securities Co.	Morgan Stanley Dean Witter
Benefit Administration Company, LLC	Mutual of Omaha Life Insurance Co.
Benefit Administration, Inc.	Nathan & Lewis Securities, Inc.
Benefit Consultants Group	National City Bank
Benefit Plans Administration	National Deferred Comp
Benetech, Inc.	National Financial
Bisys	National Investor Services Co.
Boston Financial Data Services	Nationwide Life Insurance Company
Charles Schwab & Co, Inc.	Newport Retirement Services, Inc.
Citigroup Global Markets Inc.	Northwest Plan Services, Inc.
CitiStreet	NY Life Benefits
City National Bank	Oppenheimer & Co, Inc.
Clark Consulting	Peoples Securities, Inc.
CPI Qualified Plan Consultants, Inc.	Pershing LLC
DA Davidson & Co.	PFPC
DailyAccess Corporation	Piper Jaffray & Co.
Davenport & Co, LLC	Plan Administrators, Inc.
David Lerner Associates, Inc.	Plan Member Securities
Digital Retirement Solutions, Inc.	Primevest Financial Services, Inc.
DR, Inc.	Principal Life Insurance Co.
Dyatech, LLC	Prudential Investment Management Services LLC
E*Trade Clearing LLC	PSMI Group, Inc.
Edward D Jones & Co.	Quads Trust Company
Equitable Life / AXA	Raymond James & Associates, Inc.
ERISA Administrative Svcs, Inc.	Reliance Trust Co.
ExpertPlan, Inc.	Reliastar Life Insurance Company
FASCore LLC	Robert W Baird & Co.
Ferris Baker Watts, Inc.	RSM McGladrey
Fidelity	Scott & Stringfellow, Inc.
First Clearing LLC	Scottrade, Inc.
First Southwest Co.	Southwest Securities, Inc.
First Trust – Datalynx	Standard Insurance Co
First Trust Corp	Stanley, Hunt, Dupree & Rhine
Franklin Templeton	Stanton Group, Inc.
Geller Group	Sterne Agee & Leach, Inc.
Great West Life	Stifel Nicolaus & Co, Inc.
H&R Block Financial Advisors, Inc.	Sun Trust Securities, Inc.
Hartford Life Insurance Co.	Symetra Financial Corp.
HD Vest Investment Services	T. Rowe Price
Hewitt Associates LLC	The 401k Company
HSBC Brokerage USA, Inc.	The Princeton Retirement Group Inc.
ICMA - RC Services	The Retirement Plan Company, LLC
Independent Plan Coordinators	TruSource Union Bank of CA
Ingham Group	UBS Financial Services, Inc.
Interactive Retirement Systems	Unified Fund Services (UFS)
Invesmart (Standard Retirement Services, Inc.)	US Clearing Co.
Janney Montgomery Scott, Inc.	USAA Investment Management Co.
JJB Hillard W L Lyons, Inc.	USI Consulting Group
John Hancock	VALIC Retirement Services
JP Morgan	Vanguard Group
July Business Services	Wachovia
Kaufman & Goble	Web401K.com
Legend Equities Co.	Wedbush Morgan Securities
Legg Mason Wood Walker	Wells Fargo Bank
Lehman Brothers, Inc.	Wilmington Trust
Liberty Funds Distributor, Inc./Columbia Management

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include “yield,” “compounded effective yield” and “average annual total return.” An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund’s performance as of the Fund’s most recent fiscal year end. You can obtain current performance information by calling the Fund’s Transfer Agent at 1.800.645.2028.

     The Fund’s illustrations of its performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.

     Use of standardized performance calculations enables an investor to compare the Fund’s performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund’s performance information as a basis for comparisons with other investments:

o     Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder’s account. Your account’s performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time than the shares used in the model.

o•     An investment in the Fund is not insured by the FDIC or any other government agency.

o     The Fund’s yield is not fixed or guaranteed and will fluctuate.

o•     Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

■     Yields. The Fund's current yield is calculated for a seven-day period of time as follows. First, a base period return is calculated for the seven-day period by determining the net change in the value of a hypothetical pre-existing account having one share at the beginning of the seven-day period. The change includes dividends declared on the original share and dividends declared on any shares purchased with dividends on that share, but such dividends are adjusted to exclude any realized or unrealized capital gains or losses affecting the dividends declared. Next, the base period return is multiplied by 365/7 to obtain the current yield to the nearest hundredth of one percent.

     The compounded effective yield for a seven-day period is calculated by:

(1) adding 1 to the base period return (obtained as described above),
(2) raising the sum to a power equal to 365 divided by 7, and
(3) subtracting 1 from the result.

The yield as calculated above may vary for accounts less than approximately $100 in value due to the effect of rounding off each daily dividend to the nearest full cent. The calculation of yield under either procedure described above does not take into consideration any realized or unrealized gains or losses on the Fund's portfolio securities which may affect dividends. Therefore, the return on dividends declared during a period may not be the same on an annualized basis as the yield for that period.

|X|      Total Return Information. There are different types of “total returns” to measure the Fund’s performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

o•     Average Annual Total Return. The “average annual total return” of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an Ending Redeemable Value (“ERV” in the formula) of that investment, according to the following formula:

[GRAPHIC OMITTED]

o•     Cumulative Total Return. The “cumulative total return” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

[GRAPHIC OMITTED]

1. Inception of Class E: 10/3/06

2. Inception of Class L: 10/3/06

3

The Fund’s Total Returns for the Periods Ended 5/31/08
Class of Shares	Cumulative Total Returns (10 years or life-of-class)		Average Annual Total Returns
			1-Year (or life of class)	5-Year (or life of class)	10-Year (or life of class)
						Yield (7 days ended 05/31/08)	Compounded Effective Yield (7 days ended 05/31/08)
Class E1	8.36%		4.68%	4.96%	N/A	2.70%	2.74%
Class L2	8[2]	.46%	4.68%	5.01%	N/A	2.71%	2.74%
Class P3	4[3]	.82%	4.68%	N/A	N/A	2.76%	2.80%

|X|      Other Performance Comparisons. Yield information may be useful to investors in reviewing the Fund's performance. The Fund may make comparisons between its yield and that of other investments, by citing various indices such as The Bank Rate Monitor National Index (provided by Bank Rate Monitor™) which measures the average rate paid on bank money market accounts, NOW accounts and certificates of deposits by the 100 largest banks and thrifts in the top ten metropolitan areas. When comparing the Fund's yield with that of other investments, investors should understand that certain other investment alternatives such as certificates of deposit, U.S. government securities, money market instruments or bank accounts may provide fixed yields and may be insured or guaranteed.

From time to time, the Fund may include in its advertisements and sales literature performance information about the Fund cited in other newspapers and periodicals, such as The New York Times, which may include performance quotations from other sources.

From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or the Transfer Agent) or the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of investor/shareholder services by third parties may compare the services of the Oppenheimer funds to those of other mutual fund families selected by the rating or ranking services. They may be based on the opinions of the rating or ranking service itself, based on its research or judgment, or based on surveys of investors, brokers, shareholders or others.

A B O U T Y O U R A C C O U N T

How to Buy Shares

When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund. The Fund will not issue physical share certificates.

The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free Municipals	Oppenheimer New Jersey Municipal Fund
Oppenheimer AMT-Free New York Municipals	Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Balanced Fund	Oppenheimer Portfolio Series:
Oppenheimer Baring China Fund	Active Allocation Fund
Oppenheimer Baring Japan Fund	Equity Investor Fund
Oppenheimer Baring SMA International Fund	Conservative Investor Fund
Oppenheimer Core Bond Fund	Moderate Investor Fund
Oppenheimer California Municipal Fund	Oppenheimer Portfolio Series Fixed Income Active Allocation Fund
Oppenheimer Capital Appreciation Fund	Oppenheimer Principal Protected Main Street Fund
Oppenheimer Capital Income Fund	Oppenheimer Principal Protected Main Street Fund II
Oppenheimer Champion Income Fund	Oppenheimer Principal Protected Main Street Fund III
Oppenheimer Commodity Strategy Total Return Fund	Oppenheimer Quest Balanced Fund
Oppenheimer Convertible Securities Fund	Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Developing Markets Fund	Oppenheimer Quest Opportunity Value Fund
Oppenheimer Discovery Fund	Oppenheimer Real Estate Fund
Oppenheimer Dividend Growth Fund	Oppenheimer Rising Dividends Fund, Inc.
Oppenheimer Emerging Growth Fund	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Equity Fund, Inc.	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Global Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Global Value Fund	Oppenheimer Rochester National Municipals
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer International Bond Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer International Diversified Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer International Growth Fund	Oppenheimer Select Value Fund
Oppenheimer International Small Company Fund	Oppenheimer Senior Floating Rate Fund
Oppenheimer International Value Fund	Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer SMA Core Bond Fund
Oppenheimer Limited-Term Government Fund	Oppenheimer SMA International Bond Fund
Oppenheimer Limited Term Municipal Fund	Oppenheimer Strategic Income Fund
Oppenheimer Main Street Fund	Oppenheimer U.S. Government Trust
Oppenheimer Main Street Opportunity Fund	Oppenheimer Value Fund
Oppenheimer Main Street Small Cap Fund	Limited-Term New York Municipal Fund
Oppenheimer MidCap Fund	Rochester Fund Municipals

LifeCycle Funds
Oppenheimer Transition 2010 Fund
Oppenheimer Transition 2015 Fund
Oppenheimer Transition 2020 Fund
Oppenheimer Transition 2025 Fund
Oppenheimer Transition 2030 Fund
Oppenheimer Transition 2040 Fund
Oppenheimer Transition 2050 Fund

And the following money market funds:
Oppenheimer Cash Reserves	Centennial Government Trust
Oppenheimer Institutional Money Market Fund	Centennial Money Market Trust
Oppenheimer Money Market Fund, Inc.	Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust	Centennial Tax Exempt Trust

     There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds. Under certain circumstances described in this SAI, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class E, Class L and Class P shares and the dividends payable on Class E , Class L and Class P shares may be reduced by incremental expenses borne solely by that class. A salesperson may be entitled to receive compensation from his or her firm for selling Class P shares of the Fund.

Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees’ fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund’s assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

The methodology for calculating the net asset value, dividends and distributions of the Fund’s share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund’s total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include transfer and shareholder servicing agent fees and expenses and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, there is no annual “Minimum Balance Fee”.

The Fund reserves the authority to modify Fund Account Fees in its discretion.

Determination of Net Asset Value Per Share. The net asset value per share of the Fund is determined one hour after the close of the New York Stock Exchange (the “NYSE”), on any day that the NYSE is open for trading (referred to in this Prospectus as a “regular business day”), at the time the Fund's dividends are calculated. The NYSE generally closes at 4:00 p.m. Eastern Time, but may close earlier on certain days. The calculation is done by dividing the value of the Fund's net assets by the number of shares that are outstanding. All references to time in this SAI mean “Eastern time.” The NYSE’s most recent annual announcement (which is subject to change) states it will close on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

     The Fund’s Board of Trustees has adopted the amortized cost method to value the Fund’s portfolio securities. Under the amortized cost method, a security is valued initially at its cost and its valuation assumes a constant amortization of any premium or accretion of any discount, regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into consideration any unrealized capital gains or losses on securities. While this method provides certainty in valuing securities, in certain periods the value of a security determined by amortized cost may be higher or lower than the price the Fund would receive if it sold the security.

     The Fund's Board of Trustees has established procedures reasonably designed to stabilize the Fund’s net asset value at $1.00 per share. Those procedures include a review of the Fund’s portfolio holdings by the Board of Trustees, at intervals it deems appropriate, to determine whether the Fund’s net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost.

     The Board of Trustees will examine the extent of any deviation between the Fund’s net asset value based upon available market quotations and amortized cost. If the Fund’s net asset value were to deviate from $1.00 by more than 0.5%, Rule 2a-7 under the Investment Company Act requires the Board of Trustees to consider what action, if any, should be taken. If they find that the extent of the deviation may cause a material dilution or other unfair effects on shareholders, the Board of Trustees will take whatever steps it considers appropriate to eliminate or reduce the dilution, including, among others, withholding or reducing dividends, paying dividends from capital or capital gains, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average maturity of the portfolio, or calculating net asset value per share by using available market quotations.

     During periods of declining interest rates, the daily yield on shares of the Fund may tend to be lower (and net investment income and dividends higher) than those of a fund holding the identical investments as the Fund but which used a method of portfolio valuation based on market prices or estimates of market prices. During periods of rising interest rates, the daily yield of the Fund would tend to be higher and its aggregate value lower than that of an identical portfolio using market price valuation.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund’s custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund’s next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Special Arrangements for Reinvestment in Fund Shares. Shareholders may reinvest in Fund shares after their account has been closed without meeting the minimum investment requirement that applies to initial share purchases.

4

Dividends and Taxes

Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares. The federal tax treatment of the Fund’s dividends and capital gains distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

     The tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

|X|     Qualification as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses, and net short-term capital gain in excess of net long-term capital loss) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the Fund to “pass through” its income and realized capital gains to shareholders without having to pay tax on them. This avoids a “double tax” on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Fund shares are held in a retirement account or the shareholder is otherwise exempt from tax).

     The Internal Revenue Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If it did not qualify as a regulated investment company, the Fund would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

     To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities) and certain other income including net income derived from an interest in a qualified publicly traded partnership.

     In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than 5% of the value of the Fund’s total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly traded partnerships. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

|X|     Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

|X|     Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

     Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as a return of capital to the extent of the shareholder’s tax basis in their shares. Any excess will be treated as gain from the sale of those shares, as discussed below. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund’s investment policies, they will be identified as such in notices sent to shareholders.

     Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

     The Fund will be required in certain cases to withhold 28% of ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct, taxpayer identification number or to properly certify that number when acquired, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an “exempt recipient” (such as a corporation). Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

Foreign Shareholders. Under U.S. tax law, taxation of a shareholder who is a foreign person (to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person’s income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid from a mutual fund are not considered “effectively connected” income.

Ordinary income dividends that are paid by the Fund (and are deemed not “effectively connected income”) to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person’s country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year with a copy sent to the IRS.

If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status. If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any foreign person. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

     The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Additional Information About the Fund

The Distributor. The Fund’s shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund’s Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. Citibank, N.A. is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the Custodian in excess of $100,000 are not protected by Federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. KPMG LLP serves as the independent registered public accounting firm for the Fund. KPMG LLP audits the Fund’s financial statements and performs other related audit and tax services. KPMG LLP also acts as the independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the Audit Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Institutional Money Market Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Institutional Money Market Fund, including the statement of investments, as of May 31, 2008, the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and the period from October 3, 2006 (commencement of operations) to May 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Institutional Money Market Fund as of May 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and the period from October 3, 2006 (commencement of operations) to May 31, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Denver, Colorado
July 16, 2008
| OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

STATEMENT OF INVESTMENTS May 31, 2008

	Principal
	Amount	Value

Certificates of Deposit—22.6%

Domestic Certificates of Deposit—4.6%
Bank of the West, 2.76%, 7/31/08	$100,000,000	$100,001,655

HSBC Bank USA NA:
2.33%, 8/25/08	50,000,000	50,000,000
2.66%, 9/5/08	50,000,000	50,000,000
2.97%, 6/16/08	50,000,000	50,004,332

Wells Fargo Bank NA, 2.25%, 6/5/08	50,000,000	50,000,000

		300,005,987

Yankee Certificates of Deposit—18.0%
Banco Santander, New York:
2.72%, 9/12/08	50,000,000	50,000,000
2.73%, 9/18/08	60,000,000	60,035,791
2.80%, 10/7/08	50,000,000	50,000,000
2.88%, 9/4/08	36,000,000	36,049,550
3.04%, 10/21/08	50,000,000	50,000,000

Bank of Scotland plc, New York:
2.65%, 9/3/08	20,000,000	20,000,000
2.94%, 6/16/08	50,000,000	50,000,000
3.07%, 6/3/08	100,000,000	100,000,000

Barclays Bank plc, New York:
2.65%, 6/20/08	150,000,000	150,000,000
2.70%, 8/27/08	50,000,000	50,000,000
2.81%, 7/2/08	50,000,000	50,000,000

Fortis Bank SA/NV, New York:
2.70%, 6/23/08	100,000,000	100,000,000
2.75%, 6/30/08	100,000,000	100,000,000
2.78%, 7/1/08	50,000,000	50,000,000
2.80%, 7/2/08	30,000,000	30,000,000

Governor & Co. of the Bank of Ireland, Stamford, CT, 2.80%, 7/11/08	40,000,000	40,000,221

Rabobank Nederland NV, New York, 2.56%, 9/11/08	75,000,000	75,000,000

Skandinaviska Enskilda Banken, New York, 2.92%, 7/22/08	50,000,000	50,000,000

Toronto Dominion Bank, New York, 2.72%, 9/5/08	50,000,000	50,000,000

		1,161,085,562

Total Certificates of Deposit (Cost $1,461,091,549)		1,461,091,549

Direct Bank Obligations—25.2%
Anglo Irish Bank Corp. plc, 2.42%, 6/9/08[1]	30,315,000	30,298,697

Bank of Scotland plc:
2.65%, 8/5/08	30,000,000	29,856,458
2.65%, 8/15/08	30,000,000	29,834,375
2.94%, 6/5/08	80,000,000	79,973,867

Capital One Funding Corp., Series 1996E, 2.90%, 6/2/08[2]	7,857,000	7,857,000

Dexia Delaware LLC:
2.62%, 8/7/08	50,000,000	49,756,194
2.69%, 6/26/08	150,000,000	149,719,792

DnB NOR Bank ASA:
2.74%, 7/9/08	50,000,000	49,855,389
2.75%, 7/8/08	100,000,000	99,717,361
2.77%, 7/1/08[1]	50,000,000	49,884,583
2.80%, 11/3/08	24,000,000	23,710,667
2.95%, 7/18/08[1]	100,000,000	99,614,861

Governor & Co. of the Bank of Ireland:
2.75%, 7/3/08[1]	23,500,000	23,442,556
2.75%, 7/7/08[1]	51,600,000	51,458,100
2.76%, 7/8/08[1]	101,300,000	101,012,646

Intesa Funding LLC:
2.21%, 6/2/08	50,000,000	49,996,931
2.40%, 6/20/08	27,275,000	27,240,452

Nordea North America, Inc., 2.35%, 6/5/08	21,150,000	21,144,595
OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Direct Bank Obligations Continued
Royal Bank of Scotland plc, 2.868%, 7/21/08[2,3]	$49,000,000	$49,005,219

Santander Central Hispano Finance (Delaware), Inc., 2.32%, 9/17/08	75,000,000	74,431,500

Skandinaviska Enskilda Banken AB, 2.47%, 6/10/08[1]	50,000,000	49,969,125

Societe Generale North America, Inc., 2.60%, 6/6/08	22,704,000	22,695,801

Stadshypotek Delaware, Inc., 2.60%, 8/12/08[1]	52,100,000	51,829,080

Suntrust Bank, Grand Cayman, 1.75%, 6/2/08	68,000,000	68,000,000

Svenska Handelsbanken NY, 2.65%, 7/7/08	4,450,000	4,438,208

Swedbank AB, 2.80%, 6/4/08	29,500,000	29,493,117

Swedbank Mortgage AB:
2.65%, 6/17/08	72,000,000	71,903,680
3.01%, 6/19/08	128,000,000	127,807,360
3.01%, 6/23/08	50,000,000	49,908,028

Toronto Dominion Holdings (USA), Inc., 2.925%, 6/20/08[1]	50,000,000	49,922,813

Total Direct Bank Obligations
(Cost $1,623,778,455)		1,623,778,455

Short-Term Notes—47.6%

Asset-Backed Securities—23.1%
Barton Capital Corp., 2.40%, 6/2/08[1]	50,000,000	49,996,667

FCAR Owner Trust II:
2.50%, 6/2/08	70,000,000	69,995,139
2.89%, 6/18/08	100,000,000	99,863,528

Gemini Securitization Corp.:
2.65%, 6/17/08[1]	50,000,000	49,941,111
2.85%, 7/1/08[1]	100,000,000	99,762,500
2.95%, 7/28/08[1]	50,000,000	49,766,458

Gotham Funding Corp., 2.47%, 6/23/08[1]	50,000,000	49,912,917

Legacy Capital LLC:
2.90%, 8/15/08	75,000,000	74,546,875
2.95%, 7/7/08	50,000,000	49,852,500
3%, 7/23/08	20,000,000	19,913,333
3%, 7/24/08	50,000,000	49,779,167
3%, 7/25/08	50,000,000	49,775,000
3.30%, 6/4/08	17,000,000	16,995,325
3.325%, 6/12/08	50,000,000	49,949,201

Lexington Parker Capital Co. LLC:
3.20%, 7/24/08[1]	32,600,000	32,446,418
3.325%, 6/5/08[1]	50,000,000	49,981,528
3.325%, 6/6/08[1]	90,000,000	89,958,438
3.35%, 6/13/08[1]	100,000,000	99,888,667
3.35%, 6/20/08[1]	50,000,000	49,911,597

New Center Asset Trust:
2.47%, 6/2/08	32,616,000	32,613,762
3.25%, 6/20/08	75,000,000	74,871,354

Perry Global Funding LLC, Series A, 2.85%, 6/2/08[1]	194,106,000	194,089,285

Victory Receivables Corp.:
2.75%, 6/19/08[1]	50,000,000	49,931,250
2.80%, 6/23/08[1]	40,000,000	39,931,556

		1,493,673,576

Capital Markets—5.1%
Citigroup Funding, Inc.:
2.685%, 8/13/08[2]	100,000,000	100,000,000
2.98%, 7/22/08	30,000,000	29,873,350
3%, 7/18/08	100,000,000	99,608,333
3.02%, 7/21/08	100,000,000	99,580,556

		329,062,239
 OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

	Principal
	Amount	Value

Commercial Finance—0.3%
Madison Hotel Investors I LLC, Series 2005A, 2.53%, 6/2/08[2]	$20,300,000	$20,300,000

Construction Materials—0.3%
Foxworth-Galbraith Lumber Co., 2.90%, 6/2/08[2]	17,920,000	17,920,000

Consumer Finance—0.5%
American Express Credit Corp., 2.80%, 6/5/08	30,000,000	29,990,667

Containers & Packaging—0.3%
Massachusetts Development Finance Agency Solid Waste Disposal Revenue Bonds, Newark Group Project, Series 2001, 2.45%, 6/1/08[2]	16,370,000	16,370,000

Diversified Financial Services—0.8%
General Electric Capital Services, 3.20%, 7/21/08	50,000,000	49,777,778

Energy Equipment & Services—0.2%
Mississippi Business Finance Corp. Revenue Bonds, Signal International LLC Project, Series 2004A, 2.48%, 6/2/08[2]	12,800,000	12,800,000

Health Care Equipment & Supplies—0.7%
Bronson Lifestyle Improvement & Research Center Co., Series A, 2.78%, 6/2/08[2]	16,425,000	16,425,000

OK University Hospitals Trust Revenue Bonds, Series B, 2.45%, 6/1/08[2]	3,000,000	3,000,000
Premier Senior Living LLC, Series 2007 A-H, 2.42%, 6/2/08[2]	23,250,000	23,250,000

		42,675,000

Health Care Providers & Services—0.1%
BRCH Corp., Series 1999, 2.45%, 6/2/08[2]	8,000,000	8,000,000

Insurance—3.1%
ING America Insurance Holdings, Inc.:
2.55%, 6/19/08	25,000,000	24,968,750
2.75%, 6/23/08	50,000,000	49,920,556

Jackson National Life Global Funding, Series 2008-1, 3.016%, 2/10/09[2,3]	50,000,000	50,000,000

Security Life of Denver, 2.898%, 6/6/08[4]	73,000,000	73,000,000

		197,889,306

Leasing & Factoring—2.7%
American Honda Finance Corp.:
2.784%, 8/6/08[2,3]	100,000,000	100,000,000
2.796%, 7/11/08[2,3]	10,000,000	10,001,142
2.98%, 5/5/09[2,3]	50,000,000	50,000,000

MRN Ltd. Partnership, MRN Ltd. Partnership Project, Series 2001, 2.81%, 6/2/08[2]	9,200,000	9,200,000

South Elgin Leasing, Inc., 2.90%, 6/2/08[2]	7,090,000	7,090,000

		176,291,142

Leisure Equipment & Products—0.1%
Bloomingdale Life Time Fitness LLC, Series 2000, 2.90%, 6/2/08[2]	7,350,000	7,350,000
 OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Metals & Mining—0.1%
Warren Cnty., KY Industrial Building Revenue Bonds, Series B2, 2.45%, 6/1/08[2]	$7,300,000	$7,300,000

Municipal—2.4%
Denver City & Cnty., CO School District, Series 2008A, 2.58%, 6/15/08[2]	35,000,000	35,000,000

Gwinnett Instructional SC LLC, Gwinnett County Public School Project, Series 2005, 2.48%, 6/5/08[2]	20,000,000	20,000,000

Las Vegas, NV Economic Development Revenue Bonds, Keep Memory Alive Project, Series 2007B, 2.411%, 6/2/08[2]	4,400,000	4,400,000

Liberty Cnty., GA Industrial Improvement Revenue Bonds, Hugo Boss USA, Inc. Project, Series 2002, 2.52%, 6/2/08[2]	3,900,000	3,900,000

Madison, WI Community Development Authority, Overture Development Corp., Series 2001, 2.90%, 6/2/08[2]	59,000,000	59,000,000

Pinnacle Ridge Apts. Ltd. Partnership, Series 2006, 2.48%, 6/5/08[2]	15,725,000	15,725,000

Private Colleges & Universities Authority Revenue Bonds, Mercer University Project, Series 2006B, 2.46%, 6/2/08[2]	7,760,000	7,760,000

Richmond, VA Redevelopment & Housing Authority Revenue Refunding Bonds, Old Manchester Project, Series B, 2.79%, 6/1/08[2]	1,810,000	1,810,000

Roanoke, NC Music & Entertainment District Special Revenue Bonds, Series 2007, 2.45%, 6/2/08[2]	10,000,000	10,000,000

		157,595,000

Personal Products—3.7%
Reckitt Benckiser Treasury Services plc:
2.75%, 8/6/08[1]	50,000,000	49,747,917
3%, 7/21/08[1]	90,000,000	89,625,000
3%, 7/23/08[1]	100,000,000	99,566,667

		238,939,584

Special Purpose Financial—4.1%
LINKS Finance LLC:
2.656%, 8/15/08[2,4]	50,000,000	49,996,959
2.764%, 8/6/08[2,4]	50,000,000	49,998,219

Parkland (USA) LLC, 2.689%, 7/16/08[2,4]	50,000,000	49,999,397

Ticonderoga Funding LLC:
2.37%, 6/18/08	43,000,000	42,951,876
2.50%, 6/2/08	71,658,000	71,653,019

		264,599,470

Total Short-Term Notes
(Cost $3,070,533,762)		3,070,533,762
 OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

	Shares	Value

Investment Company—4.7%
Dreyfus Institutional Preferred Money Market Fund (Cost $300,725,089)	300,725,089	$300,725,089

Total Investments, at Value (Cost $6,456,128,855)	100.1%	6,456,128,855

Liabilities in Excess of Other Assets	(0.1)	(4,755,634)

Net Assets	100.0%	$6,451,373,221

Footnotes to Statement of Investments
Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.
1. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $1,651,890,437, or 25.61% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.
2. Represents the current interest rate for a variable or increasing rate security.
3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $259,006,361 or 4.01% of the Fund’s net assets as of May 31, 2008.
4. Illiquid security. The aggregate value of illiquid securities as of May 31, 2008 was $222,994,575, which represents 3.46% of the Fund’s net assets. See Note 4 of accompanying Notes.
See accompanying Notes to Financial Statements.
 OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES May 31, 2008

Assets
Investments, at value (cost $6,456,128,855)—see accompanying statement of investments	$6,456,128,855

Cash	797,008

Receivables and other assets:
Interest and dividends	10,420,095
Shares of beneficial interest sold	18,666
Due from Manager	1,855
Other	63,771

Total assets	6,467,430,250

Liabilities
Payables and other liabilities:
Dividends	15,528,848
Trustees’ compensation	311,888
Transfer and shareholder servicing agent fees	21,809
Shareholder communications	11,341
Distribution and service plan fees	211
Other	182,932

Total liabilities	16,057,029

Net Assets	$6,451,373,221

Composition of Net Assets
Par value of shares of beneficial interest	$6,451,235

Additional paid-in capital	6,444,783,773

Accumulated net investment loss	(20,169)

Accumulated net realized gain on investments	158,382

Net Assets	$6,451,373,221

Net Asset Value Per Share
Class E Shares:
Net asset value and redemption price per share (based on net assets of $5,697,092,312 and 5,696,961,438 shares of beneficial interest outstanding)	$1.00

Class L Shares:
Net asset value and redemption price per share (based on net assets of $753,342,431 and 753,334,657 shares of beneficial interest outstanding)	$1.00

Class P Shares:
Net asset value and redemption price per share (based on net assets of $938,478 and 938,913 shares of beneficial interest)	$1.00
See accompanying Notes to Financial Statements.
 OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

STATEMENT OF OPERATIONS For the Year Ended May 31, 2008

Investment Income
Interest	$268,079,116

Dividends	4,450,685

Total investment income	272,529,801

Expenses
Management fees	5,908,340

Distribution and service plan fees—Class P	211

Transfer and shareholder servicing agent fees:
Class E	10,000
Class L	10,000
Class P	10,000

Shareholder communications:
Class E	8,163
Class L	4,650
Class P	284

Trustees’ compensation	205,920

Custodian fees and expenses	36,003

Other	302,360

Total expenses	6,495,931
Less waivers and reimbursements of expenses	(10,046)

Net expenses	6,485,885

Net Investment Income	266,043,916

Net Realized Gain on Investments	244,737

Net Increase in Net Assets Resulting from Operations	$266,288,653

See accompanying Notes to Financial Statements.
 OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended May 31,	2008	2007[1]

Operations
Net investment income	$266,043,916	$125,717,759

Net realized gain (loss)	244,737	(6,875)

Net increase in net assets resulting from operations	266,288,653	125,710,884

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class E	(248,672,603)	(125,721,867)
Class L	(17,445,181)	(1,625)
Class P	(20,034)	(14)

	(266,137,818)	(125,723,506)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class E	1,733,750,762	3,963,110,676
Class L	752,833,041	500,616
Class P	928,913	10,000

	2,487,512,716	3,963,621,292

Net Assets
Total increase	2,487,663,551	3,963,608,670

Beginning of period	3,963,709,670	101,000 [2]

End of period (including accumulated net investment loss of $20,169 and $5,747, respectively)	$6,451,373,221	$3,963,709,670

1.	For the period from October 3, 2006 (commencement of operations) to May 31, 2007.

2.	Reflects the value of the Manager’s initial seed money investment on August 2, 2006.
See accompanying Notes to Financial Statements.
 OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

Class E Year Ended May 31,	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$1.00	$1.00

Income from investment operations—net investment income and net realized gain[2]	.05	.03

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.05)	(.03)

Net asset value, end of period	$1.00	$1.00

Total Return[3]	4.69%	3.52%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,697,092	$3,963,198

Average net assets (in thousands)	$5,462,546	$3,623,302

Ratios to average net assets:[4]
Net investment income	4.55%	5.25%
Total expenses	0.11%	0.11%

1.	For the period from October 3, 2006 (commencement of operations) to May 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.
See accompanying Notes to Financial Statements.
 OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

FINANCIAL HIGHLIGHTS Continued

Class L Year Ended May 31,	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$1.00	$1.00

Income from investment operations—net investment income and net realized gain[2]	.05	.04

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.05)	(.04)

Net asset value, end of period	$1.00	$1.00

Total Return[3]	4.69%	3.61%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$753,342	$502

Average net assets (in thousands)	$443,323	$68

Ratios to average net assets:[4]
Net investment income	3.93%	3.62%
Total expenses	0.12%	0.08%

1.	For the period from October 3, 2006 (commencement of operations) to May 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.
See accompanying Notes to Financial Statements.
OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

Class P Year Ended May 31,	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$1.00	$1.00

Income from investment operations—net investment income and net realized gain[2]	.05	— [3]

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.05)	— [3]

Net asset value, end of period	$1.00	$1.00

Total Return[4]	4.68%	0.15%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$939	$10

Average net assets (in thousands)	$517	$10

Ratios to average net assets:[5]
Net investment income	3.78%	4.79%
Total expenses	2.14%	0.10%

Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.20%	0.10%

1.	For the period from May 21, 2007 (inception of offering) to May 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.
See accompanying Notes to Financial Statements.
 OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Institutional Money Market Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek current income and stability of principal. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class E, Class L and Class P shares. All classes of shares are sold at net asset value per share without any initial sales charge. Class E shares are only offered to other Oppenheimer Funds, the Manager and their affiliates. Class L shares are offered directly to institutional investors. Class P shares may only be sold through an investment professional. Brokers or other investment professionals that offer Class P shares may impose charges on those accounts. As of May 31, 2008, the Manager owned approximately 54% of the Fund’s Class P shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund’s Board of Trustees.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years for federal income tax purposes.
 OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

Undistributed	Undistributed	Accumulated
Net Investment	Long-Term	Loss
Income	Gains	Carryforward[1,2]

$430,297	$—	$—

1.	During the fiscal year ended May 31, 2008, the Fund did not utilize any capital loss carryforwards.

2.	During the fiscal year ended May 31, 2007, the Fund did not utilize any capital loss carryforwards.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for May 31, 2008. Net assets of the Fund were unaffected by the reclassifications.

Reduction to
Reduction to	Accumulated Net
Accumulated Net	Realized Gain on
Investment Loss	Investments

$79,480	$79,480
The tax character of distributions paid during the year ended May 31, 2008 and for the period ended May 31, 2007 was as follows:

	Year Ended	Period Ended
	May 31, 2008	May 31, 2007

Distributions paid from:
Ordinary income	$266,137,818	$125,723,506
Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended May 31, 2008, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$101,451
Payments Made to Retired Trustees	30,645
Accumulated Liability as of May 31, 2008	241,405
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the
 OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually but may be paid at other times to maintain the net asset value per share at $1.00.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
 OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended May 31, 2008		Period Ended May 31, 2007[1,2]
	Shares	Amount	Shares	Amount

Class E
Sold	52,370,394,439	$52,370,394,439	29,429,248,572	$29,429,248,572
Dividends and/or distributions reinvested	27,054,601	27,054,601	8,258,245	8,258,245
Redeemed	(50,663,698,278)	(50,663,698,278)	(25,474,396,141)	(25,474,396,141)

Net increase	1,733,750,762	$1,733,750,762	3,963,110,676	$3,963,110,676

Class L
Sold	7,423,498,426	$7,423,498,426	499,000	$499,000
Dividends and/or distributions reinvested	15,204,958	15,204,958	1,616	1,616
Redeemed	(6,685,870,343)	(6,685,870,343)	—	—

Net increase	752,833,041	$752,833,041	500,616	$500,616

Class P
Sold	1,635,907	$1,635,907	10,000	$10,000
Dividends and/or distributions reinvested	17,517	17,517	—	—
Redeemed	(724,511)	(724,511)	—	—

Net increase	928,913	$928,913	10,000	$10,000

1.	For the period from October 3, 2006 (commencement of operations) to May 31, 2007 for Class E shares and Class L shares and for the period from May 21, 2007 (inception of offering) to May 31, 2007 for Class P shares.

2.	The Fund sold 100,000 Class E shares at a value of $100,000 and 1,000 Class L shares at a value of $1,000 to the Manager upon seeding of the Fund on August 2, 2006.
3. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate of 0.10%.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an annual fee of $10,000 for each class of shares.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class P Shares. The Fund has adopted a Service Plan (the “Plan”) for Class P shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class P shares. Reimbursement is made periodically at an
 OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS Continued
3. Fees and Other Transactions with Affiliates Continued
annual rate of up to 0.25% of the average annual net assets of Class P shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class P shares. Any unreimbursed expenses the Distributor incurs with respect to Class P shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended, OFS waived $8,191 for Class P. This undertaking may be amended or withdrawn at any time.
     Effective October 9, 2007, the Distributor has voluntarily undertaken to waive the fees payable under the Service Plan for Class P shares so that those fees are 0.05% of the average net assets for Class P shares of the Fund. That undertaking may be amended or withdrawn at any time.
     The Manager has agreed to waive its management fees and/or reimburse expenses such that “Expenses after waivers, payments and/or reimbursements and reduction to custodian expenses” will not exceed 0.15% for Class E and Class L shares and 0.20% for Class P shares. During the year ended May 31, 2008, the Manager waived $1,855 for Class P. These undertakings are voluntary and may be amended or withdrawn at any time.
4. Illiquid Securities
As of May 31, 2008, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
5. Recent Accounting Pronouncement
In September 2006, Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of May 31, 2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

Appendix A

RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the rating organizations.

Moody’s Investors Service, Inc. (“Moody’s”)

Long-Term Ratings: Bonds and Preferred Stock Issuer Ratings

Aaa: Bonds and preferred stock rated “Aaa” are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of “Aaa” securities.

A: Bonds and preferred stock rated “A” possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock rated “Baa” are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds and preferred stock rated “Ba” are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock rated “C” are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

Prime Rating System (Short-Term Ratings – Taxable Debt)

These ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor’s Ratings Services (“Standard & Poor’s”), a division of The McGraw-Hill Companies, Inc.

Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

•	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation; and

•     Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated “AAA” have the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated “AA” differ from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated “A” are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated “BBB” exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: An obligation rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated “BB” are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated “B” are more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated “CCC” are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated “CC” are currently highly vulnerable to nonpayment.

C: Subordinated debt or preferred stock obligations rated “C” are currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated “D” are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

c: The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p: The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The ‘r’ highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an ‘r’ symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (‘AAA’, ‘AA’, ‘A’, ‘BBB’, commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general

Short-Term Issue Credit Ratings

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Notes:
A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.

International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

International Long-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings.

Investment Grade:

AAA: Highest Credit Quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. “AA” ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the “AAA” category or to categories below “CCC,” nor to short-term ratings other than “F1” (see below).

A-6

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added “+” to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

Dominion Bond Rating Service Limited (“DBRS”)

R-1: Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating. Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection. Short term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2: Short term debt rated “R-2” is of adequate credit quality and within the three subset grades (high, middle, low), debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the “R-2” classification are not as strong as those in the “R-1” category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as the “R-1 credit”. Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

Long Term Debt Ratings.

These ratings are relevant for securities purchased by the Fund with a remaining maturity of 397 days or less, or for rating issuers of short-term obligations.

A.M. Best Company, Inc.

Debt Ratings

A Best's Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its financial obligations to security holders when due. These ratings are assigned to debt and preferred stock issues.

Ratings from "aa" to "ccc" may be enhanced with a "+" (plus) or "-" (minus) to indicate whether credit quality is near the top or bottom of a category. A company's Long-Term Credit Rating also may be assigned an Under Review modifier ("u") that generally is event-driven (positive, negative or developing) and indicates that the company's Best's Rating opinion is under review and may be subject to near-term change.

A.M. Best's Long-Term Credit Rating Scale is used when assigning a Best's Long-Term Debt Rating.  The list below outlines the specific ratings and descriptions in this area.

Long-Term Debt Ratings
Investment Grade	Non-Investment Grade
aaa (Exceptional)	bb (Speculative)
aa (Very Strong)	b (Very Speculative)
a (Strong)	ccc, cc, c (Extremely Speculative)
bbb (Adequate)	d (In Default)

Note: Debt Ratings displayed with an (i) denote indicative ratings

A Best's Short-Term Debt Rating is an opinion as to the issuer's ability to meet its obligations having maturities generally less than one year, such as commercial paper. The list below outlines the specific ratings in this area along with the associated descriptions.

Short-Term Debt Ratings
Investment Grade	Non-Investment Grade
AMB-1+ (Strongest)	AMB-4 (Speculative)
AMB-1 (Outstanding)	d (In Default)
AMB-2 (Satisfactory)
AMB-3 (Adequate)

Issuer Credit Ratings

A Best's Long-Term Credit Rating is an opinion as to the ability of the rated entity to meet its senior obligations. These ratings are assigned to insurance companies, holding companies, or other legal entities authorized to issue financial obligations.
Ratings from "aa" to "ccc" may be enhanced with a "+" (plus) or "-" (minus) to indicate whether credit quality is near the top or bottom of a category. A company's Long-Term Issuer Credit Rating also may be assigned an Under Review modifier ("u") that generally is event-driven (positive, negative or developing) and indicates that the company's Best's Rating opinion is under review and may be subject to near-term change.
A.M. Best's Long-Term Issuer Credit Rating scale is used when assigning a Best's Issuer Credit Rating (ICR). The list below outlines the specific ratings in this area along with the associated descriptions.

Non-Insurance Company

Issuer Credit Ratings		Insurance Company Issuer Credit Ratings
Investment Grade	Non-Investment Grade	Investment Grade	Non-Investment Grade
aaa (Exceptional)	bb (Speculative)	aaa (Exceptional)	bb (Fair)
aa (Very Strong)	b (Very Speculative)	aa (Superior)	b (Marginal)
a (Strong)	ccc, cc, c (Extremely Speculative)	a (Excellent)	ccc, cc (Weak)
bbb (Adequate)	d (In Default)	bbb (Very Good)	c (Poor)
d (In Default)

A Best's Short-Term Issuer Credit Rating is an opinion as to the ability of the rated entity to meet its senior financial committments on obligations maturing in generally less than one year. The list below outlines the specific ratings in this area along with the associated descriptions.

Short-Term Issuer Credit Ratings
Investment Grade	Non-Investment Grade
AMB-1+ (Strongest)	AMB-4 (Speculative)
AMB-1 (Outstanding)	d (In Default)
AMB-2 (Satisfactory)
AMB-3 (Adequate)

Oppenheimer Institutional Money Market Fund

Internet Website:

www.oppenheimerfunds.com

Investment Advisor
OppenheimerFunds, Inc.
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008

Distributor
OppenheimerFunds Distributor, Inc.
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217

(1.800.645.2028)

Custodian Bank
Citibank, N.A.
399 Park Avenue
New York, New York 10043

Independent Registered Public Accounting Firm

KPMG LLP

707 Seventeenth Street
Suite 2700
Denver, Colorado 80202

Counsel to the Funds

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas

New York, New York 10036

1234

PX0647.001.0908 .rev0509

1 In accordance with Rule 12b-1 of the Investment Company Act, the term “Independent Trustees” in this Statement of Additional Information refers to those Trustees who are not “interested persons” of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.